                               OFFICE LEASE




                              by and between

              THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK,

                               as Landlord,


                                    and


                          EARTHLINK NETWORK, INC.

                                  as Tenant

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         NO.

SECTION I. TERMS AND DEFINITIONS .........................................  1

SECTION II. PROPERTY LEASED ..............................................  2
     A.     Premises .....................................................  2
     B.     Common Areas .................................................  2
     C.     Minor Variations In Area .....................................  2
     D.     Substitution of Space ........................................  2

SECTION III. COMMENCEMENT OF TERM AND POSSESSION OF PREMISES .............  3
     A.     Lease Commencement Date ......................................  3
     B.     Completion of Tenant Improvements and Possession of Premises..  3
     C.     Extension of Lease Commencement Date .........................  3
     D.     Acceptance and Suitability ...................................  4

SECTION IV. RENT .........................................................  5
     A.     Monthly Rental ...............................................  5
     B.     Consumer Price Index Increases ...............................  5
     C.     Rent and Additional Rent .....................................  6

SECTION V. REIMBURSEMENT OF COMMON EXPENSES ..............................  6
     A.     Definitions ..................................................  6
     B.     Reimbursement ................................................  7
     C.     Rebate or Additional Charges .................................  8
     D.     Control of Common Areas ......................................  8

SECTION VI. SECURITY DEPOSIT SEE ADDENDUM SECTION XXXV.D. ................  9

SECTION VII. TENANT'S TAXES ..............................................  9

SECTION VIII. USE OF PREMISES ............................................ 10
     A.     Permitted Uses ............................................... 10
     B.     Compliance with Laws ......................................... 10
     C.     Hazardous Materials SEE ADDENDUM SECTION XXXV.E. ............. 11
     D.     Landlord's Rules and Regulations ............................. 13
     E.     Traffic and Energy Management ................................ 14

SECTION IX. SERVICE AND UTILITIES ........................................ 14
     A.     Standard Building Services and Reimbursement by Tenant
            SEE ADDENDUM SECTIONS XXXV.C.(2) AND F. ...................... 14
     B.     Limitation on Landlord's Obligations ......................... 15
     C.     Excess Service ............................................... 15
     D.     Security Services ............................................ 16

SECTION X. MAINTENANCE AND REPAIRS ....................................... 16
     A.     Landlord's Obligations  SEE ADDENDUM SECTION XXXV.G. ......... 16
     B.     Tenant's Obligations ......................................... 17
     C.     Landlord's Right to Make Repairs ............................. 17
     D.     Condition of Premises Upon Surrender ......................... 17

SECTION XI. ENTRY BY LANDLORD ............................................ 18

SECTION XII. ALTERATIONS, ADDITIONS AND TRADE FIXTURES ................... 19

SECTION XIII. MECHANIC'S LIENS ........................................... 20

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SECTION XIV. INSURANCE ................................................... 20
     A.     Tenant ....................................................... 20
     B.     Landlord ..................................................... 21
     C.     Waiver of Subrogation ........................................ 22

SECTION XV. INDEMNITY .................................................... 22
     A.     Tenant ....................................................... 22
     B.     Limitation on Landlord's Liability; Release of Directors,
            Officers and Partners of Landlord ............................ 22

SECTION XVI. ASSIGNMENT AND SUBLETTING BY TENANT ......................... 23

SECTION XVII. TRANSFER OF LANDLORD'S INTEREST ............................ 27

SECTION XVIII. DAMAGE AND DESTRUCTION .................................... 27
     A.     Minor Insured Damage ......................................... 27
     B.     Major or Uninsured Damage .................................... 28
     C.     Abatement of Rent ............................................ 28
     D.     Waiver ....................................................... 28

SECTION XIX. CONDEMNATION ................................................ 28
     A.     Total or Partial Taking ...................................... 28
     B.     Award ........................................................ 29
     C.     Abatement in Rent ............................................ 29
     D.     Temporary Taking ............................................. 29
     E.     Transfer of Landlord's Interest to Condemnor ................. 30

SECTION XX. DEFAULT ...................................................... 30
     A.     Tenant's Default ............................................. 30
     B.     Remedies ..................................................... 31

SECTION XXI. LATE PAYMENTS/INTEREST AND LATE CHARGES ..................... 33
     A.     Interest ..................................................... 33
     B.     Late Charges ................................................. 34
     C.     Consecutive Late Payment of Rent ............................. 34
     D.     No Waiver .................................................... 34

SECTION XXII. LIEN FOR RENT .............................................. 35

SECTION XXIII. HOLDING OVER .............................................. 35

SECTION XXIV. ATTORNEYS' FEES ............................................ 35

SECTION XXV. MORTGAGE PROTECTION/SUBORDINATION ........................... 36
     A.     Subordination ................................................ 36
     B.     Attornment ................................................... 36

SECTION XXVI. ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS .................. 37
     A.     Estoppel Certificate ......................................... 37
     B.     Furnishing of Financial Statements ........................... 38

SECTION XXVII. PARKING  SEE ADDENDUM SECTION XXXV.H. ..................... 38

SECTION XXVIII. SIGNS; NAME OF BUILDING  SEE ADDENDUM SECTION XXXV.I. .... 39

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SECTION XXIX. QUIET ENJOYMENT ............................................ 39

SECTION XXX. BROKER ...................................................... 39

SECTION XXXI. NOTICES .................................................... 40

SECTION XXXII. NOTICE AND CURE TO LANDLORD AND MORTGAGEE ................. 40

SECTION XXXIII. GENERAL .................................................. 40
     A.     Paragraph Headings ........................................... 40
     B.     Incorporation of Prior Agreements; Amendments ................ 40
     C.     Waiver ....................................................... 41
     D.     Short Form or Memorandum of Lease ............................ 41
     E.     Time of Essence .............................................. 41
     F.     Examination of Lease ......................................... 41
     G.     Severability ................................................. 41
     H.     Surrender of Lease Not Merger ................................ 41
     I.     Corporate Authority .......................................... 42
     J.     Governing Law ................................................ 42
     K.     Force Majeure ................................................ 42
     L.     Use of Language .............................................. 42
     M.     Successors ................................................... 42
     N.     No Reduction of Rental ....................................... 42
     O.     No Partnership ............................................... 43
     P.     Exhibits ..................................................... 43
     Q.     Indemnities .................................................. 43
     R.     Nondisclosure of Lease Terms ................................. 43

SECTION XXXIV. EXECUTION ................................................. 44

SECTION XXXV. ADDENDUM ................................................... 45


EXHIBIT A   SITE PLAN FOR THE PROJECT
EXHIBIT B   FLOOR PLAN OF THE PREMISES
EXHIBIT C   CONSTRUCTION WORK LETTER
EXHIBIT D   RENT SCHEDULE
EXHIBIT E   RULES AND REGULATIONS
EXHIBIT F   AMENDMENT OF LEASE COMMENCEMENT DATE
EXHIBIT G   JANITORIAL SPECIFICATIONS
EXHIBIT H   INTENTIONALLY DELETED
EXHIBIT I   FORM OF LETTER OF CREDIT
EXHIBIT J   SUBORDINATION, NONDISBURBANCE AND ATTORNMENT
            AGREEMENT

                                  OFFICE LEASE

THIS LEASE is entered into by and between Landlord and Tenant effective as of this ____ day of September, 1996.


SECTION I. TERMS AND DEFINITIONS

The following terms as used herein shall have the meanings as set forth below:

A. "Landlord" means THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, and its successors and assigns.

B.  "Tenant" means Earthlink Network, Inc., a Delaware corporation.

C. "Building" means the office building in which the Premises are located, which Building has approximately 110,419 square feet of Rentable Area and is located as at 2947 Bradley Street in the City of Pasadena, California.

D. "Project" means the Bradley Street Buildings located at 2923 and 2947 Bradley Street in the City of Pasadena, California, in which Project the Building is located as shown on the site plan attached hereto as EXHIBIT A.

E. "Premises" means Suite _______ located on the first floor of the Building and consisting of approximately fifty-five thousand (55,000) square feet of Rentable Area, as more particularly shown on EXHIBIT B attached hereto and
    incorporated herein by this reference.          SEE ADDENDUM SECTION XXXV.A.

F.  "Term" means the ten (10) year period commencing on the Lease
    Commencement Date and expiring on the Expiration Date.
                                                    SEE ADDENDUM SECTION XXXV.B.

G. "Lease Commencement Date" means the date on which Landlord tenders delivery of possession of the Premises to Tenant with "Landlord's Work" (as defined in Section III.B. below) "Substantially Completed" (also as defined in Section III.B. below), which is currently expected to be February 14, 1997; once the Lease Commencement Date is determined in accordance with this subsection and Section III.C. below, Landlord and Tenant shall execute an Amendment of Lease Commencement Date in the form of EXHIBIT F hereto, which shall specify the Lease Commencement Date and Expiration Date.

H. "Expiration Date" means 11:59 p.m. (Pacific Standard Time) on the day immediately preceding the tenth (10th) anniversary of the Lease Commencement Date, as confirmed in an Amendment of Lease Commencement Date executed as provided above.

I. "Monthly Rental" means the amounts specified in Section IV. below and in the Rent Schedule attached hereto as EXHIBIT D and incorporated herein, subject to adjustments as set forth in Section IV.B. below.

J. "Base Operating Expense" means the amount of Common Operating Costs (as defined in Section V. below) actually incurred and adjusted pursuant to
    Section V.A.(4) below for the period from January 1, 1997 to December 31, 1997, which shall be paid by Landlord and not Tenant.

K.  "Rentable Area" is defined in EXHIBIT D attached hereto.

L. "Security Deposit" means Eight Hundred Thousand Dollars ($800,000.00). SEE ADDENDUM SECTION XXXV.D.

M. "Permitted Use" means general office and administrative uses including computers and integrated or associated input and output devices and data processing center, with kitchen, eating and break facilities for employees.

N.  "Broker" means Ramsey-Shilling Co. and Ares Realty Capital, Inc.

O.  "Landlord's Address for Notice" means 19712 MacArthur Boulevard,
    Suite 200, Irvine, California 92715, Attn: Real Estate Vice President.

P.  "Tenant's Address for Notice" means Suite     , 2947 Bradley Street,
    Pasadena, California.

Q. "Tenant's Proportionate Share" for Tenant's reimbursement for Common Operating Costs and other expenses to be pro-rated hereunder means 49.81% which is the quotient obtained by dividing the total number of square feet of Rentable Area in the Building into the total number of square feet of Rentable Area within the Premises, which percentage may be adjusted pursuant to EXHIBIT D hereto.

SECTION II. PROPERTY LEASED                         SEE ADDENDUM SECTION XXXV.A.

A.  PREMISES

    Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises; reserving to Landlord, however, (a) the use of the exterior walls, roof, return air plenum and the area under the Premises floor and (b) the rights to make structural (building) modifications and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires to serve or serving other tenant premises in the Building through the Premises in locations which will not materially interfere with Tenant's use (1)thereof.

B.  COMMON AREAS

    Subject to the terms, covenants and conditions of this Lease, Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all of the Common Areas as hereinafter defined.

C.  MINOR VARIATIONS IN AREA

    Subject to the provisions of EXHIBIT D, the Rentable Area of the Premises contained in Section I. is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.

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(1) and enjoyment

SECTION III. COMMENCEMENT OF TERM AND POSSESSION OF PREMISES

A.  LEASE COMMENCEMENT DATE                         SEE ADDENDUM SECTION XXXV.B.

    The Term of the Lease shall commence on the Lease Commencement Date (as extended only pursuant to Section III.C. below, if applicable), and shall continue, subject to earlier termination as provided herein, until the Expiration Date (as extended only pursuant to subsection C. below).

B.  COMPLETION OF TENANT IMPROVEMENTS AND POSSESSION OF PREMISES

    Upon execution of this Lease by the parties, Landlord shall proceed to complete the tenant improvements in the Premises described as "Landlord's Work" in the "Construction Work Letter" attached hereto and incorporated herein as EXHIBIT C. At the time such work has been substantially completed in accordance with the Construction Work Letter(2) ("Substantial Completion"), Landlord shall notify Tenant thereof and Tenant shall take possession of the Premises on the Lease Commencement Date. In the event permission is given to Tenant to enter or occupy all or a portion of the Premises prior to the Lease Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease. Tenant shall complete all tenant improvements described as "Tenant's Work" in EXHIBIT C hereto, and shall open the Premises for business, on or before the Lease Commencement Date. Any professional fees or costs and expenses incurred by Landlord in reviewing plans and specifications for Tenant's Work shall be
    (3)paid to Landlord by Tenant upon demand as additional rent. All tenant improvements constructed in the Premises, whether by Landlord or by (or on behalf of) Tenant and whether at Landlord's or Tenant's expense, shall become part of the Premises and shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing.

C.  EXTENSION OF LEASE COMMENCEMENT DATE

    If the Premises are not ready for occupancy by Tenant on the original
    Lease Commencement Date specified in Section I. due to one or more delays caused by Landlord or caused by matters beyond the control of Landlord, this Lease and the obligations of Landlord and Tenant hereunder shall nevertheless continue in full force and effect. However, in such event Landlord and Tenant shall agree on an amendment of the original Lease Commencement Date to reflect such delay or delays and shall, in each instance, execute and attach hereto an amendment in the form of that attached as EXHIBIT F hereto stating such amended Lease Commencement Date and, if applicable, an amended Expiration Date and no rental shall be payable by Tenant hereunder until the amended Lease Commencement Date. The delay in commencement of the Term and in the accrual of rent described in the foregoing sentence shall constitute full settlement of

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(2) , and any base Building improvements required for Tenant's occupancy of the Premises are substantially completed

(3) credited against the Tenant Allowance (as defined in EXHIBIT C hereto), if available, and otherwise shall be all claims that Tenant might otherwise have by reason of the Premises not being ready for occupancy on the original Lease Commencement Date specified in Section I. above.

    If the Premises are not ready for occupancy by Tenant on the Lease Commencement Date due to one or more delays caused by Tenant, or anyone acting under or for Tenant, Landlord shall have no liability for such delay and the Lease Commencement Date shall nevertheless begin as of the Lease Commencement Date stated in Section I. (as extended only because of Landlord's delay pursuant to this subsection C., if applicable).

    (4)

D.  ACCEPTANCE AND SUITABILITY

    Within fifteen (15) days following the date Tenant takes possession of the Premises, Tenant may provide Landlord with a "punch list" which sets forth any itemization of any corrective work to be performed by Landlord with respect to the Landlord's Work as set forth in the Construction Work Letter; provided, however, that Tenant's obligation to pay Monthly Rental as provided below shall not be affected thereby. (5)If Tenant fails to submit such "punch list" to Landlord within such fifteen (15) day period, Tenant agrees that by taking possession of the Premises it will conclusively be deemed to have inspected the Premises and found the Premises in satisfactory condition. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation with respect to the Premises or the Project, or with respect to the suitability of them for the conduct of Tenant's business, nor has Landlord agreed to undertake any modifications, alterations, or improvements of the Premises or Project, except as specifically provided in this Lease.

    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE BUILDING OR THE IMPROVEMENTS IN THE PREMISES HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE BUILDING.

    illegible
    ---------------------
    Tenant's Initials

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(4) In the event that the Lease Commencement Date fails to occur within sixty
    (60) days of the Lease Commencement Date specified in Section I. above (which sixty (60) day period shall be extended one day for each day of delay caused by Tenant or force majeure (as defined in Section XXXIII.K. below)), then Tenant's obligation to pay Monthly Rental shall be delayed one day for each day after expiration of such sixty (60) day period (as so extended) and prior to the actual Lease Commencement Date. For example, if the Lease Commencement Date occurs April 1, 1997 (a delay of ninety (90) days), solely as a result of Landlord delay, then Tenant's obligation to pay Monthly Rental shall commence May 1, 1997, notwithstanding the occurrence of the Lease Commencement Date.

(4) In the event that the Lease Commencement Date fails to occur within sixty (60) days of the Lease Commencement Date specified in
     Section I. above (which sixty (60) day period shall be extended one day for each day of delay caused by Tenant or force majeure (as defined in Section XXXIII.K. below)), then Tenant's obligation to pay Monthly Rental shall be delayed one day for each day after expiration of such sixty (60) day period (as so extended) and prior to the actual Lease Commencement Date. For example, if the Lease Commencement Date occurs May 1, 1997 (a delay of seventy-six (76) days), solely as a result of Landlord delay, then Tenant's obligation to pay Monthly Rental shall commence May 17, 1997, notwithstanding the occurrence of the Lease Commencement Date.

(5) Upon receipt of such punch-list, Landlord shall promptly commence to complete the items noted thereon which Landlord agrees are properly included on the punch-list, and will use reasonable efforts to complete such items within thirty (30) days of receipt of the punch-list.

SECTION IV. RENT

A.   MONTHLY RENTAL

     Commencing on the Lease Commencement Date (subject, however, to any modifications or adjustments specified hereinbelow and/or in the "Rent Schedule" attached hereto as EXHIBIT D) Tenant shall pay to Landlord during the Term, rental for the entire Term in the total amount as set forth in EXHIBIT D payable in monthly installments (the "Monthly Rental") in the amount set forth in EXHIBIT D, which sum shall be payable by Tenant on or before the first day of each month, in advance, without further notice, at the address specified for Landlord in Section I., or such other place as Landlord shall designate, without any prior demand therefor and (7) without any abatement, deduction or setoff whatsoever. Monthly Rental for the first full month of the Term when rental is due shall be paid upon the execution hereof. If the Lease Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis upon a thirty (30) day calendar month.

B.   CONSUMER PRICE INDEX INCREASES

     The Monthly Rental payable by Tenant under this Section IV. shall be increased upon the expiration of the twelfth (12th) calendar month of the Term and upon the expiration of each twelve (12) month period thereafter according to the increase in the "Consumer Price Index", as hereinafter defined; provided, however, that the total rate of increase shall not be less than five percent (5%) per annum compounded annually from the Lease Commencement Date. As used herein, the term "Consumer Price Index" shall mean the Consumer Price Index for all
     Urban Consumers (all items) as published by the United States
     Department of Labor, Bureau of Labor Statistics for the _____________ Area. The amount of such increase in the Monthly Rental shall be determined by multiplying the Monthly Rental by a fraction, the denominator of which shall be the most recent Consumer Price Index figure published prior to the actual Lease Commencement Date, and the numerator of which shall be the most recent Consumer Price Index figure published prior to the date of such adjustment; provided, however, that in no event shall the Monthly Rental for any month be less than the Monthly Rental for the immediately preceding month. Should Landlord lack sufficient data to determine the adjusted Monthly Rental on the date of any such adjustment, Tenant shall continue to pay the Monthly Rental payable immediately prior to such adjustment date. As soon as Landlord obtains the necessary data, it shall determine the Monthly Rental payable from and after such adjustment date computed on a retroactive basis from the date of such adjustment and shall notify Tenant of the adjustment in writing. Should the Monthly Rental for the period following such adjustment date exceed the amount previously paid by Tenant for such period, Tenant shall forthwith pay the difference to Landlord. If the Consumer Price Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same results as would be obtained if the Consumer Price Index had not been discontinued or revised.

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(6) Notwithstanding the foregoing, Landlord will cure any latent defects in Landlord's Work which are not readily ascertainable upon a thorough walk-through of the Premises, which defects are identified by Tenant in a written notice given to Landlord within six (6) months of the Lease Commencement Date. Moreover, the provisions of this Section III.D. shall not abrogate Landlord's obligations pursuant to Section X.A. below.

(7)  , except as otherwise specifically permitted herein,

C.   RENT AND ADDITIONAL RENT

     As used in this Lease, the term "rent" shall mean Monthly Rental and additional rent, and the term "additional rent" shall mean all other amounts payable by Tenant to Landlord pursuant to this Lease other than Monthly Rental, including without limitation, Tenant's Proportionate Share of Common Operating Costs in excess of the Base Operating Expense. All Monthly Rental and additional rent shall be paid in lawful money of the United States which shall be legal tender at the time of payment. Where no other time is stated herein for payment, payment of any amount payable from Tenant to Landlord hereunder shall be due, and made, within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor.


SECTION V.  REIMBURSEMENT OF COMMON EXPENSES

A.   DEFINITIONS                                 SEE ADDENDUM SECTION XXXV.C.

     (1) "Common Areas" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the tenants, their employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration, but not limitation, retaining walls, fences, landscaped areas, parks, curbs, sidewalks, private roads, restrooms, stairways, elevators, lobbies, hallways, patios, service quarters, parking areas, all common areas and other areas within the exterior of the Building and in the Project or as shown on the site plan attached to this Lease as EXHIBIT A.

     (2) "Taxes" shall mean all real property taxes, personal property taxes, improvement bonds, and other charges and assessments which are levied or assessed upon or with respect to the Building and Project and the land on which the Building and Project are located and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and Project and used in connection with the operation of the Building and Project and the land on which the Building and Project are located, including any increase in such taxes, whether resulting from a reassessment of the value of the land, the Building or the Project, personal property, or for any other reason, imposed by any governmental authority, and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and any license fees, commercial rental tax, or other tax upon Landlord's business of leasing the Building and the Project, but shall not include any federal or state income tax, or any franchise, capital stock, estate, inheritance, succession, transfer and excess profit taxes imposed upon Landlord, and shall also include any tax consultant fee or other costs incurred by Landlord to review or contest any tax assessed against the Premises, Building or Project.

     (3) "Common Operating Costs" shall mean the aggregate of all costs and expenses payable by Landlord in connection with the operation and maintenance of the Premises, Building, Project, and Common Areas, including, but not limited to, (a) the cost of landscaping, repaving, resurfacing, repairing, replacing, painting, lighting, cleaning, removing trash, janitorial services, security services and other similar items; (b) the total cost of compensation and benefits or personnel to implement the services referenced herein;
           (c) all Taxes; (d) the cost of any insurance obtained by Landlord in connection with the Building and Project, including, but not limited to, the insurance required to be obtained by Landlord pursuant to this Lease; (e) the cost of operating, repairing and maintaining life, safety, and access systems, including, without limitation, sprinkler systems; (f) the cost of monitoring services, if provided by Landlord, including, without limitation, any monitoring or control devices used by Landlord in regulating the parking areas; (g) the cost of water, electricity, gas and any other utilities; (h) legal, accounting and consulting fees and expenses; (i) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Premises, Project, Building or Common Areas; (j) energy allocation, energy use surcharges or environmental charges; (k) expenditures made, and costs, fees, assessments and other charges paid, by Landlord in connection with traffic or energy management programs applicable to the Project or in connection with Landlord's compliance with laws or other governmental requirements;
           (l) municipal inspection fees or charges; (m) any other costs or expenses incurred by Landlord under this Lease which are not otherwise reimbursed directly by tenants;(8) (n) the amount charged by any management firm (who may be an affiliate of Landlord) contracted by Landlord to provide any or all of the foregoing services; and (o) any fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Building and/or the Project. The computation of Common Operating Costs shall be made in accordance with generally accepted accounting principles.

     (4) In the event during all or any portion of any calendar year (9) the Building is not at least ninety five percent (95%)(10) rented and occupied, Landlord (11) may elect to make an appropriate adjustment to the Common Operating Costs for such year, employing sound accounting and management principles, to determine the Common Operating Costs that would have been paid or incurred by Landlord had the Building been ninety five percent (95%)(12) rented and occupied and the amount so determined shall be deemed to have been the Common Operating Costs for such year.

B.         REIMBURSEMENT

           Within a reasonable time before the commencement of each calendar year during the Term, Landlord shall deliver to Tenant a reasonable estimate of the anticipated Common Operating Costs for the forthcoming calendar year. Tenant shall pay to Landlord, as additional rental, commencing on (13) the Lease Commencement Date, and continuing on the first day of each calendar month thereafter, an amount equal to one-twelfth (1/12th) of the product obtained by multiplying (1) the remainder of the then estimated Common Operating Costs less the Base Operating Expense paid by Landlord, times (2) Tenant's Proportionate Share; provided, however, that such amount shall not be less than zero dollars ($0). The estimated monthly charge for Tenant's Proportionate Share may be adjusted periodically by Landlord during the calendar year on the basis of Landlord's reasonably anticipated costs. Any expenditure (14)by Landlord (e.g. resurfacing of parking areas, painting buildings, refurbishing landscaping or walkways and similar items) during the year which was not included in determining the estimated Common Operating Costs, may be billed separately to Tenant according to Tenant's Proportionate Share.

_________________________________

      (8)  and

      (9) including the year used for calculating the Base Operating Expense (i.e., 1997)

      (10) fully

      (11) shall

      (12) fully

      (13) January 1, 1998

      (14) unanticipated

C.  REBATE OR ADDITIONAL CHARGES
    ----------------------------
    Within a reasonable time after the end of each calendar year, Landlord shall furnish to Tenant a statement (each, an "Annual
    Statement") showing the total Common Operating Costs and Tenant's Proportionate Share of the Common Operating Costs less the Base Operating Expense for the calendar year just ended. Tenant shall have the right, by written notice to Landlord given within (15)thirty (30) days after receipt of an Annual Statement, to protest specific items on the most recent Annual Statement; to be effective, Tenant's notice must state with specificity the item(s) to which Tenant objects. Tenant's failure to object to an Annual Statement as, when and in the manner provided in the preceding sentence shall render such Annual Statement binding on Tenant. Any objections raised by Tenant in Tenant's notice must be resolved within sixty (60) days after the same are raised, unless Landlord agrees otherwise in writing. If the amount of estimated Common Operating Costs less the Base Operating Expense paid by Tenant for any year during the Term exceeds the actual Common Operating Costs less the Base Operating Expense for such year, Landlord shall apply any amounts due to Tenant hereunder to any outstanding amounts due or amounts next coming due from Tenant to Landlord. If the estimated Common Operating Costs less the Base Operating Expense for such year are less than the actual Common Operating Costs less the Base Operating Expense for such year, then Tenant shall pay to Landlord, within thirty (30) days of Tenant's receipt of the Annual Statement, as additional rent, Tenant's Proportionate Share of the difference between the amount of actual Common Operating Costs in excess of the Base Operating Expense and the amount of estimated Common
    Operating Costs in excess of the Base Operating Expense. In the event the Term of this Lease expires, or this Lease is otherwise terminated, Landlord shall compute and prorate the credit or deficiency up to the date the Lease expired or was terminated and may apply any credit due Tenant to any outstanding amounts due by Tenant hereunder at that time and, at the end of the Lease, so long as Tenant is not then in default, shall(16) refund any excess to Tenant.

D.  CONTROL OF COMMON AREAS

    Landlord shall have the sole and exclusive control of the Common
    Areas, as well as the right to make changes to the Common Areas. Notwithstanding the preceding sentence, Landlord is not responsible for any harm or damage to any of Tenant's officers, agents, or employees as a result of their use of the Common Areas(17). Landlord's rights shall include, but not be limited to, the right to (a) restrain the use of the Common Areas by unauthorized persons, (b) utilize from time to time any portion of the Common Areas for promotional and related matters,
    (c) temporarily close any portion of the Common Areas for repairs, improvements or alterations, (d) change the shape and size of the Common Areas or change the location of improvements within the Common Areas, including, without limitation, parking areas, roadways and curb cuts, and
    (e) prohibit access to or use of Common Areas that are designated for the storage of supplies or operation of equipment necessary to operate the Project or Building(18). Landlord may determine the

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(15) ninety (90)

(16) promptly

(17) except, subject to Sections XIV.C. and XV.B. below, if and to the extent it is determined by a court of competent jurisdiction the same were caused by Landlord's gross negligence or willful misconduct.

(18) ; provided, however, Landlord shall not exercise its rights pursuant to
(b), (c) or (d) above so as to unreasonably interfere with Tenant's use and enjoyment of or access to the Premises nature, size and extent of the Common Areas as well as make changes to the Common Areas from time to time which, in its (19) opinion, are deemed desirable.

SECTION VI. SECURITY DEPOSIT                 See Addendum Section XXXV.D.

Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit defined in Section I. above, which shall be held by Landlord as security for the performance by Tenant of all terms, covenants and conditions of this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent or the obligation to repair and maintain the Premises or to perform any other term, covenant or condition contained herein, Landlord may (but shall not be required to), without prejudice to any other remedy provided herein or provided by law and without notice to Tenant, use the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord a sum equivalent to the portion of the Security Deposit so expended or applied by Landlord as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Landlord. Although the Security Deposit shall be deemed the property of Landlord, if Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Landlord, not Tenant, shall be entitled to all interest, if any, accruing on any such deposit. Upon any sale or transfer of its interest in the Building, Landlord shall transfer the Security Deposit to its successor in interest and thereupon, Landlord shall be released from any liability or obligation with respect thereto.

SECTION VII. TENANT'S TAXES

To the extent not covered as a Common Operating Cost, Tenant shall be liable for any tax (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Tenant under this Lease, including (but not limited to) any gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent or other charges or the possession, leasing or operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. If any such tax is required to be paid to the governmental taxing entity directly by Landlord, then Landlord shall pay the amount due and, upon demand, shall be fully reimbursed by Tenant for such payment.

Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, leasehold improvements, additions, alterations and fixtures placed by or for Tenant in, on or about the Premises, Building and Project or constructed by Landlord (20) for Tenant in the Premises; and if any such taxes are levied against Landlord or Landlord's property, or if the assessed value of such property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Landlord pays any such taxes (which Landlord shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Landlord for the taxes so paid by Landlord or for the proportion of such taxes resulting from such increase in any assessment.


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(19) reasonable

(20) at Tenant's expense

SECTION VIII. USE OF PREMISES

A.  PERMITTED USES

    Tenant shall use the Premises and Common Areas solely for the Permitted Use specified in subsection I.M. above, and for no other use, and under the name specified in subsection I.B. above. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which will in any way(21) obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises and Common Areas or permit any odors to emanate from the Premises and intrude upon the Common Areas or the premises of other tenants. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, Common Areas, Building or Project. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which may render the insurance thereon void or increase the insurance risk thereon. If an increase in any fire and extended coverage insurance premiums paid by Landlord for the Building and Project is caused by Tenant's use and occupancy of the Premises,(22) then Tenant shall pay as additional rental the amount of such increase to Landlord.

B.  COMPLIANCE WITH LAWS

    (23)Tenant shall not use the Premises, Building, Project or Common Areas in any way (or permit or suffer anything to be done in or about the same) which will conflict with any law, statute, ordinance or governmental rule or regulation or any covenant, condition or restriction (whether or not of public record) affecting the Premises, Project or Building, now in force or which may hereafter be enacted or promulgated including, but not limited to, the provisions of any city or county zoning codes regulating the use thereof. Tenant shall, at its sole cost and expense, promptly comply with (a) all laws, statutes, ordinances and governmental rules and regulations, now in force or which may hereafter be in force, applicable to Tenant (24) or its use of or business or operations in the Premises, (b) all requirements, and other covenants, conditions and restrictions, now in force or which may hereafter be in force, which affect the Premises, and (c) all requirements, now in force or which may hereafter be in force, of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, Building or Project. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule or regulation or any requirement, covenant, condition or restriction shall be conclusive of the fact as between Landlord and Tenant. Tenant agrees to fully indemnify Landlord against any liability, claims or damages arising as a result of a breach of the provisions of this subsection by Tenant, and against

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 (21) , in Landlord's reasonable opinion,

 (22) as evidenced by a letter from the insurance company,

 (23) If and to the extent that Landlord's Work or the Common Areas are not in compliance with applicable governmental requirements as in effect and as applied to the Building as of the Lease Commencement Date, Landlord shall, if, as and when required by such applicable governmental authorities, cause Landlord's Work or the Common Areas, as applicable, to comply therewith.

 (24) relating to
    all costs, expenses, fines or other charges arising, therefrom, including, without limitation, reasonable fees and related costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or earlier termination of this Lease. Without limiting the generality of the foregoing, it is expressly understood and agreed that, subject to (25)performance by Landlord of Landlord's Work described in EXHIBIT C hereto, Tenant is accepting the Premises "AS IS," in its present state and condition, without any representations or warranties from Landlord of any kind whatsoever, either express or implied, with respect to the Premises or the Building, including without limitation the compliance of the Premises or the Building with The Americans With Disabilities Act and the rules and regulations promulgated thereunder, as amended from time to time (the "ADA").(26) Except as otherwise provided for in EXHIBIT C hereto, if Tenant's use of the Premises or operations therein cause Landlord to incur any obligation under the ADA, as reasonably determined by Landlord, then Tenant shall reimburse Landlord for Landlord's costs and expenses in connection therewith. If Tenant's initial use of the Premises is not a "place of public accommodation" within the meaning of the ADA, then Tenant may not thereafter change the use of the Premises to cause the Premises to become a "place of public accommodation." In the event that Tenant desires or is required hereby to make Alterations (as defined below) to the Premises in order to satisfy its obligations under the ADA, then all such Alterations shall be subject to any requirements in the Lease with respect to Alterations of the Premises, and shall be performed at Tenant's sole cost and expense. Except for Alterations to the Premises, Tenant shall have no right whatsoever to make any alterations or modifications to any portion of the Building or its appurtenant facilities. Tenant shall be responsible for insuring that the Premises and Tenant's use thereof and operations therein fully and completely comply with the ADA.

C.  HAZARDOUS MATERIALS                           SEE ADDENDUM SECTION XXXV.E.

    Tenant covenants and agrees that it shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the Premises, Building or Project by Tenant, its agents, employees, contractors or invitees. The foregoing covenant shall not extend to substances typically found or used in general office applications so long as (i) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary for Tenant's operations in the Premises,
    (ii) such substances are used strictly in accordance with the manufacturers' instructions therefor, (iii) such substances are not disposed of in or about the Project in a manner which would constitute a release or discharge thereof, and (iv) all such substances and any equipment which generates such substances are removed from the Project by Tenant upon the expiration or earlier termination of this Lease. Any use, storage, generation, disposal, release or discharge by Tenant of Hazardous Materials in or about the Project as is permitted pursuant to this subsection C. shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Moreover, no hazardous waste resulting from any operations by Tenant shall be stored or maintained by Tenant in or about the Project for more than ninety (90) days prior to removal by Tenant. Tenant shall, annually within thirty (30) days after Tenant's receipt of Landlord's written request therefor, provide to Landlord a written list identifying any Hazardous Materials then maintained by Tenant in the Project, the use of each such Hazardous Material and the approximate quantity of each such Hazardous Material so maintained by Tenant, together with written certification by Tenant stating, in substance, that neither Tenant nor any person for whom Tenant is responsible has released or discharged any Hazardous Materials in or about the Project.

-----------------------
 (25) footnote 23 above and to

 (26) Notwithstanding the foregoing, but subject to the three immediately succeeding sentences of this subsection B., Landlord shall be responsible, at Landlord's sole cost and expense, for compliance of the Common Areas with the ADA.

   In the event that Tenant proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in the first paragraph of this subsection, Tenant shall first in writing submit such use or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant to this subsection, including the removal, clean-up and indemnification obligations imposed upon Tenant by this subsection. Tenant shall, within five (5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any Hazardous Material in or about the Premises or the Project and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of Hazardous Material by Tenant or anyone for whom Tenant is responsible in or about the Premises or the Project. In the event that Tenant is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the two immediately preceding sentences shall not relieve Tenant of any other obligation of Tenant pursuant to this subsection.

   Upon any violation of the foregoing covenants, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Project all Hazardous Materials introduced into the Project by Tenant or any person or entity for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to the satisfaction of Landlord and all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Section XI. shall include the right to enter and inspect the Premises for violations of Tenant's covenants herein.

   Tenant shall indemnify, defend and hold harmless Landlord, its partners, and its and their successors, assigns, partners, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (A) the introduction into or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (B) the usage, storage, maintenance, generation, disposition or disposal by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, (C) the discharge or release in or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, and
   (E) any failure of Tenant or anyone for whom Tenant is responsible to observe the foregoing covenants of this subsection.

   Upon any violation of the foregoing covenants, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Section XX. Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, (I) (27)immediately terminate this Lease or (II) (28)continue this Lease in effect until

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   (27) which is not cured within the applicable cure period and, at Landlord's sole option, upon the third or subsequent violation of any one or more of the foregoing covenants (regardless of whether any prior violations were cured within any applicable cure period),

   (28) upon any such violation,
   compliance by Tenant with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this subsection.

   As used in this subsection, "Hazardous Materials" is used in its broadest sense and shall include any petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises, Building or Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

     Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 ET SEQ.

     Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 ET SEQ.

     Clean Air Act, 42 U.S.C. Sections 7401-7626.

     Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C. Section 1251 ET SEQ.

     Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C. Section 135 ET SEQ.

     Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.

     Safe Drinking Water Act, 42 U.S.C. Section 300(f) ET SEQ.

     National Environmental Policy Act (NEPA) 42 U.S.C. Section 4321
     ET SEQ.

     Refuse Act of 1899, 33 U.S.C. Section 407 ET SEQ.

     California Health and Safety Code Section 25316 ET SEQ.

   By its signature to this Lease, Tenant confirms that it has (29)conducted its own examination of the Premises and the Project with respect to Hazardous Materials and accepts the same "AS IS" and with no Hazardous Materials present thereon(30).

   Tenant acknowledges that incorporation of any material containing asbestos into the Premises is absolutely prohibited. Tenant agrees, represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing asbestos into the Premises.

D. LANDLORD'S RULES AND REGULATIONS
   Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees and licensees to, observe and comply fully and faithfully with the rules and regulations attached hereto as EXHIBIT E or such (31)rules and regulations which may hereafter be adopted by Landlord (the "Rules") for the care, protection, cleanliness, and operation of the Premises, Building and Project, and any modifications or additions to the Rules

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   (29) had an opportunity to

   (30) except as set forth in Addendum Section XXXV.E.

   (31) reasonable
   adopted by Landlord, provided that, Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for failure of any other tenant or occupant of the Building or Project to observe or comply with any of the Rules.

E. TRAFFIC AND ENERGY MANAGEMENT

   Landlord and Tenant agree to cooperate and use their best efforts to participate in governmentally mandated or voluntary traffic management programs generally applicable to businesses located in the area in which the Project is situated or to the Project and, initially, shall encourage and support van and car pooling by employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business. Neither this subsection nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

   Landlord and Tenant agree to cooperate and use their best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management.

   Any costs, fees, fines or other levies assessed against Landlord as the result of failure of Tenant to comply with this subsection shall be reimbursed by Tenant to Landlord as additional rent.

SECTION IX. SERVICE AND UTILITIES

A. STANDARD BUILDING SERVICES AND REIMBURSEMENT BY TENANT         SEE ADDENDUM
                                                    SECTIONS XXXV.C.(2) AND F.

   So long as Tenant is not in default hereunder (including any default of a type described in clauses (4) - (6) of Section XX.A. below), Landlord agrees to make available to the Premises, during the Building's normal business hours of 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturday (holidays excepted), which hours are subject to change from time to time as reasonably determined by Landlord, such heat and air conditioning (hereinafter "HVAC"), water and electricity, as may be required in Landlord's (32)judgment for the comfortable use and occupation of the Premises for general office purposes and at a level which is usual and customary in similar office buildings in the area where the Project is located, all of which shall be subject to the Rules of the Building as well as any governmental requirements or standards relating to, among other things, energy conservation. Tenant agrees to pay, as a Common Operating
   Cost in accordance with Section V. above, Tenant's Proportionate Share in excess of the Base Operating Expense of the full cost of all utilities supplied to the Premises, together with any taxes thereon; provided, however, if(33) any such service or utilities (34)are separately metered to the Premises, Tenant shall pay the cost thereof in a timely manner directly to the utility company providing such service. Tenant's obligations in this Section regarding utilities include, but are not limited to, initial connection charges, all charges for gas, water and electricity used on the Premises, and for all electric light lamps or tubes. If any such utility or service is not separately metered to the Premises, Tenant shall be required to pay any increased cost, as additional rent, of any such utility and service, including without limitation water, electricity and HVAC, resulting from any use of the Premises at any time other

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   (32) reasonable

   (33) , which are not separately metered to the Premises and, with respect to

   (34) which
   than the schedule of normal business hours for providing such utilities and services as reasonably determined by Landlord or any unusual or non-customary use beyond that which Landlord has agreed to make available as described above, or resulting from special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. If the Building is designed for individual tenant operation of the HVAC, Tenant agrees to pay the cost of operating the HVAC at any time other than the schedule of hours for providing the same set forth above, which cost may include the operation of the HVAC for space located outside the Premises when such space is serviced concurrently with the operation of the HVAC for the benefit of the Premises.

B. LIMITATION ON LANDLORD'S OBLIGATIONS

   Landlord shall not be in breach of its obligations under this Section unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant. Landlord shall be not liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, brownouts, blackouts, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, nor shall such failure under such circumstances be construed as a constructive or actual eviction of Tenant.
   (35)Landlord shall not be liable under any circumstances for loss or injury to property or business, however occurring, through or in connection with or incidental to Landlord's failure to furnish any of said service or utilities.

C. EXCESS SERVICE

   Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines or machines using in excess of one hundred twenty (120) volts or which consumes more electricity than is usually furnished or supplied for the Permitted Use of the Premises, as determined by Landlord. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of the Premises (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse.
   The excess cost (including any penalties for excess usage) for such water and electric current shall be established by an estimate made by a utility company or independent engineer hired by Landlord at Tenant's expense and Tenant shall pay such excess costs each month with the Monthly Rental. All costs and expenses of modifying existing equipment, cables, lines, etc. or installing additional equipment, cables, lines, etc. to accommodate such excess usage or use by Tenant of such apparatus or device shall be borne by Tenant.




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   (35) If, as a result of Landlord's negligence or willful misconduct, utility service to the Premises is interrupted and continues interrupted for a period of in excess of three (3) consecutive business days after written notice thereof is given to Landlord by Tenant (which three (3) business day period shall be extended by force majeure events described in Section XXXIII.K. below) and which interruption materially prohibits the use of the Premises for the Permitted Use, then Monthly Rental and Tenant's obligation to pay Common Operating Costs shall abate from and after expiration of such three (3) business day period (as so extended) until service is restored (regardless of whether it is later interrupted) if and to the extent that Tenant's ability to conduct business within the Premises is materially and adversely affected by the interruption.

D.   SECURITY SERVICES

     Certain security measures (both by electronic equipment and personnel) may be provided by Landlord in connection with the Building and Common Areas. However, Tenant hereby acknowledges that such security is intended to be only for the benefit of the Landlord in protecting its property from fire, theft, vandalism and similar perils and while certain incidental benefits may accrue to the Tenant therefrom, such security is not for the purpose of protecting either the property of Tenant or the safety of its officers, employees, servants or invitees. By providing such security, Landlord assumes no obligation to Tenant and shall have no liability arising therefrom. If, as a result of Tenant's occupancy of the Premises, Landlord in its sole (36)discretion determines that it is necessary to provide security or implement additional security measures or devices in or about the Building or the Common Areas, Tenant shall be required to pay, as additional rent, the cost or increased cost, as the case may be, of such security.

SECTION X. MAINTENANCE AND REPAIRS

A.   LANDLORD'S OBLIGATIONS                      SEE ADDENDUM SECTION XXXV.G.

     Except for special or non-standard systems and equipment installed for Tenant's exclusive use, Landlord shall keep in good condition and repair, at Landlord's initial cost and expense subject to reimbursement by Tenant of Tenant's Proportionate Share of such cost and expense(37), heating, ventilating and air conditioning systems which service the Premises as well as other premises within the Building, the foundations, exterior walls, structural condition of interior bearing walls and roof of the Premises, interior walls, interior surfaces of exterior walls, ceilings, windows, doors, cabinets, draperies, electrical and lighting facilities within the Premises, window coverings, carpeting and other floor coverings, plate glass and skylights located within the Premises and the Building, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Project. Janitorial services to the Premises shall initially be provided as described in EXHIBIT C(38), which specifications are subject to change
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     from time to time in the reasonable discretion of Landlord. Landlord shall not be required to make any repairs that are the obligation of any other tenant or occupant within the Building or Project or repairs for damage caused by any negligent or intentional act or omission of Tenant or any person claiming through or under Tenant or any of Tenant's employees, suppliers, shippers, customers or invitees, in which event Tenant shall repair such damage at its sole cost and expense. Tenant hereby waives and releases its right to make repairs at Landlord's expense under any law, statute, ordinance, rules and regulations now or hereafter in effect in any jurisdiction in which the Project is located(39).

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(36) reasonable

(37) as a Common Operating Cost

(38) by Landlord, but at Tenant's sole cost and expense as set forth in Addendum Section XXXV.C.(2)

(39) Notwithstanding the foregoing, in the event Landlord fails to perform its obligations pursuant to Section X.A. of the Lease, and such failure continues without cure or commencement of cure by Landlord for a period of five (5) business days after Tenant's written notice to Landlord thereof then Tenant may, after expiration of such five (5) business day period, provide Landlord with a second notice of such failure, specifying what Tenant proposes as the nature and cost of the cure thereof. If Landlord fails to commence to cure such failure within five (5) business days after receipt of Tenant's second notice, Tenant may perform the cure identified in Tenant's second notice and Landlord shall reimburse to Tenant the out-of-pocket costs incurred by Tenant in so

B.   TENANT'S OBLIGATIONS

     Tenant shall, at its sole cost and expense, make all repairs and replacements as and when Landlord deems reasonably necessary to preserve in good working order and condition any special or supplementary heating, ventilating and air conditioning systems located within the Premises and installed for the exclusive use of the Premises, Tenant's cabling and telephone lines and all other non-standard utility facilities and systems exclusively serving the Premises, and all of Tenant's trade fixtures located within the Premises. Tenant shall not commit or permit any waste in or about the Premises, the Building or the Project. Tenant shall, at its sole cost and expense, make all repairs to the Premises, Building and Project which are required, in the reasonable opinion of Landlord, as a result of any misuse, neglect, negligent or intentional act or omission committed or permitted by Tenant or by any subtenant, agent, employee, supplier, shipper, customer, invitee or servant of Tenant.

C.   LANDLORD'S RIGHT TO MAKE REPAIRS

     In the event that Tenant fails to maintain the Premises, Building or Project in good and sanitary order, condition and repair as required by this Lease, then, following written notification to Tenant (except in the case of an emergency, in which case no prior notification shall be required), Landlord shall have the right, but not the obligation, to enter the Premises and to do such acts and expend such funds at the expense of Tenant as are required to place the Premises, Building and Project in good, safe and sanitary order, condition and repair. Any amount so expended by Landlord shall be paid by Tenant promptly upon demand as additional rent.

D.   CONDITION OF PREMISES UPON SURRENDER

     Except as otherwise provided in this Lease, Tenant shall, upon the expiration or earlier termination of the Term, surrender the Premises to Landlord in the same condition as on the date Tenant took possession, reasonable wear and tear(40) excepted. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, shall be and remain the property of Landlord unless Landlord specifically(41) agrees otherwise in writing(42). Any (43)furnishings(44) and


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     doing, but in no event in excess of the cost of the cure specified in Tenant's notice, after receipt of Tenant's invoice therefor accompanied by documentary evidence reasonably satisfactory to Landlord.

40   , condemnation and casualty

41   states

42 Notwithstanding the foregoing, Landlord and Tenant agree that (a) Tenant shall remove from the Data Center at the expiration of the Term (i) 50KW Caterpillar diesel generator/fuel tank, (ii) Liebert power distribution units, (iii) Liebert uninterruptible power systems with batteries, (iv) Damac communication racks/equipment and (v) command center in network operations room, (b) Tenant may, at Tenant's option, remove from the Data Center at the expiration of the Term (i) Liebert computer room air conditioners, (ii) security systems such as cameras and monitors, (iii) alarm equipment such as Liebert site scan and (iv) auto transfer switch,
     (c) Tenant must surrender with the Data Center (i) the raised access floor, (ii) the Data Center walls, ceiling and lighting, (iii) electrical conduits, wires, et cetera, (iv) mechanical piping and ductwork and (v) cable trays under the raised floor and above the T-bar ceiling, (d) Tenant may, with Landlord's prior written consent obtained at the expiration or earlier termination of the Term, which consent may be granted or withheld in Landlord's sole discretion, remove from the Data Center rooftop heat rejectors with pumps and personal property(45) of Tenant located in the Premises, whether the property of Tenant or leased by Tenant (including(46) the fixtures, improvements and other items agreed, in writing, by Landlord to belong to the Tenant as provided in the preceding sentence(47) and, unless Landlord elects to require Tenant to leave the same in the Premises, which Landlord shall have the right to do, all data, telephone or other cabling or wiring installed by or on behalf of Tenant in the Premises, including the plenum area above the ceiling of the Premises), shall be and remain the property of Tenant and shall be removed by Tenant at Tenant's sole cost and expense at the expiration of the Term. Tenant shall promptly repair any damage to the Premises or the Building resulting from such removal. Any of Tenant's property not removed from the Premises prior to the expiration of the Term shall, at Landlord's option, either become the property of Landlord or may be removed by Landlord and Tenant shall pay to Landlord the cost of such removal within ten (10) days after delivery of a bill therefor or Landlord, at its option, may deduct such amount from the Security Deposit. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment, shall be repaired by Tenant at Tenant's expense.

SECTION XI.  ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right(48) to enter the Premises at reasonable times to inspect the same to determine whether Tenant is complying with its obligations hereunder; to supply janitorial service and any other service to be provided by Landlord hereunder; and, upon reasonable notice to Tenant, may exhibit the Premises to prospective purchasers, mortgagees(49) or(50) prospective tenants(51); to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Building and Project, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures that are reasonably required by the character of the work to be performed by Landlord, provided that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in the event of an emergency. Any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be


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     accessories and/or electrical distribution panels, and (e) Tenant may surrender with the balance of the Premises telephone and data wiring which conforms to code and any Landlord's work.

43   furniture,

44   ,

45   and movable trade fixtures

46   any

47 but excluding, at Landlord's option, any item paid for with the Tenant Allowance

48   , upon reasonable advance notice to Tenant,

49   , prospective tenants of other premises at the Project

50   , during the last nine (9) months of the Term,

51 of the Premises, in connection with each of which Tenant shall have the right to appoint a representative of Tenant to accompany Landlord construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

SECTION XII.  ALTERATIONS, ADDITIONS AND TRADE FIXTURES

Tenant shall not make any alterations, additions or improvements to the Premises, or any part thereof, whether structural or nonstructural
(hereafter "Alterations"), without Landlord's prior written consent(52). In order to obtain Landlord's preliminary consent, which preliminary consent may be given or denied(53) in Landlord's sole discretion,(54) Tenant shall submit such information as Landlord may require, including without limitation plans and specifications for the Alterations. Any professional fees or other costs and expenses incurred by Landlord in reviewing such plans and specifications shall be paid to Landlord by Tenant as additional rent upon demand. After Landlord gives preliminary consent, in order to obtain Landlord's final consent, which consent may not be unreasonably withheld, Tenant shall then submit (i) permits, licenses, bonds, and the construction contract, all in conformance with the plans and specifications preliminarily approved by Landlord; (ii) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory; and (iii) such other information as Landlord deems reasonably necessary. The construction contract shall, at a minimum, require the general contractor and all subcontractors to obey the rules and regulations of the Building and Project. All Alterations shall be done in a good workmanlike manner by qualified and licensed contractors or mechanics, as approved by Landlord. In no event shall any Alterations affect the structure of the Building or its exterior appearance. All Alterations made by or for Tenant (other than Tenant's moveable trade fixtures), shall, unless Landlord expressly requires or agrees otherwise in writing, immediately become the property of Landlord, without compensation to Tenant, but Landlord has no obligation to repair, maintain or insure those Alterations. Carpeting, shelving and cabinetry are considered improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. No Alterations will be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term, and they shall be surrendered as a part of the Premises unless Landlord has required that Tenant remove them. At Landlord's discretion, Alterations are subject to removal by Tenant and at Tenant's sole cost and expense(55). Upon any such removal, Tenant shall repair any damage caused to the Premises thereby, and shall return the Premises to the condition they were in prior to installation of such Alterations so removed. Tenant shall indemnify, defend and keep Landlord free and harmless from and against all liability, loss, damage, cost, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's liens and to insure completion of the work. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and the Project, and any other party having an interest therein, from

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52 except that Tenant may make, without Landlord's prior consent but subject to the remaining provisions of this Section XII., non-structural Alterations to the Premises which do not affect the Building systems or the floor plan of the Premises, which do not cost, in the aggregate, over a twelve (12) month period in excess of $50,000.00 and which are consistent, in terms of quality and design, with the initial Tenant Improvements and Tenant's Work in the Premises

53 , in the case of Alterations which affect Building structure and/or systems or the floor plan of the Premises,

54   and otherwise in Landlord's reasonable discretion,

55 unless, upon Tenant's written request therefor made at the time Tenant requests Landlord's consent to the Alterations, Landlord has specified otherwise in writing mechanics' and materialmen's liens, and Tenant shall give to Landlord written notice of the commencement of any construction in or on the Premises at least thirty (30) business days prior thereto. Prior to the commencement of any such construction, Landlord shall be furnished certificates of insurance, naming Landlord as an additional insured, evidencing that each contractor performing work has insurance acceptable to Landlord, including but not limited to general liability insurance of not less that Two Million Dollars ($2,000,000.00) and worker's compensation insurance in the statutorily required amount.


SECTION XIII.  MECHANIC'S LIENS

Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligation incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within (56)ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be due and payable to Landlord by Tenant on demand.


SECTION XIV.  INSURANCE

A.   TENANT

     During the Term hereof, Tenant shall keep in full force and effect the following insurance and shall provide appropriate insurance certificates to Landlord prior to the Lease Commencement Date and annually thereafter before the expiration of each policy:

     (1) Commercial general liability insurance for the benefit of Tenant and Landlord as an additional insured, with a limit of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence, against claims for personal injury liability including, without limitation, bodily injury, death or property damage liability and covering (i) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises, (ii) operations of independent contractors engaged by Tenant for services or construction on or about the Premises, and (iii) contractual liability;

     (2) Fire, extended coverage, vandalism and malicious mischief insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Tenant located on the Premises for not less than one hundred percent (100%) of the actual replacement value thereof;

     (3)  Workers' compensation in the amount required by law;

     (4) Business interruption or loss of income insurance in amounts satisfactory to Landlord, with a rental interruption rider assuring Landlord that the rent due hereunder will be paid for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of all risk insurance; and

     (5)  Such other insurance(57) as Landlord deems reasonably necessary(58).


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(56) fifteen (15)

(57) (other than earthquake insurance)

     Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days' prior written notice of any material change, non-renewal or cancellation of the policy, shall be in a form satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State in which the Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". In addition, any insurance policy obtained by Tenant shall be written as a primary policy, and shall not be contributing with or in excess of any coverage which Landlord may carry, and shall have loss payable clauses satisfactory to Landlord and in favor of Landlord naming Landlord, and any other party reasonably designated by Landlord, as an additional insured. The liability limits of the above described insurance policies shall in no matter limit the liability of Tenant under the terms of Section XV. below.

     Not more frequently than every two (2) years, if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this
     Section XIV. is not adequate, the above-described limits of coverage shall be adjusted by Landlord, by written notification to Tenant, in order to maintain the level of insurance protection at least equal to the protection afforded on the date the Term commences(59). If Tenant fails to maintain and secure the insurance coverage required under this
     Section XIV., then Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant on demand.

     If, on account of the failure of Tenant to comply with the provisions of this Section, Landlord is deemed a co-insurer by its insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant as additional rent upon receipt of a bill therefor and evidence of such loss.

B.   LANDLORD

     During the Term hereof, Landlord shall keep in full force and effect the following insurance:

     (1) Fire, extended coverage and vandalism and malicious mischief insurance insuring the Building and Project of which the Premises are a part, in an amount not less than eighty percent (80%)(or such greater percentage as may be required by law) of the full replacement cost thereof; and

     (2) Such other insurance as Landlord deems necessary in its sole and absolute discretion(60).

     All insurance policies shall be issued in the names of Landlord and Landlord's lender, and any other party reasonably designated by Landlord as an additional insured, as their interests appear. The insurance policies shall provide that any proceeds shall be made payable to Landlord, or to the holders of mortgages or deeds of trust encumbering


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(58) , and which other owners of comparable buildings in the general geographic area of the Project require tenants to carry

(59) and a level of insurance protection comparable to that required, considering all pertinent factors, including, without limitation, the use of the Premises, to be carried by landlords of first class buildings in the Los Angeles area

(60) , provided that Landlord adjusts the Base Operating Expense appropriately in the event Landlord carries additional insurance of a type not included in determining the Base Operating Expense which is not a replacement for insurance costs included in the Base Operating Expense.

     Landlord's interest in the Premises, Building, and Project, or to any other party reasonably designated by Landlord as an additional insured, as their interests shall appear. All insurance premiums for Landlord's insurance shall be included in Common Operating Costs.

     (61)

C.   WAIVER OF SUBROGATION

     Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Project and against the officers, employees, agents, representatives, customers and business visitors of such other party and of each such other tenant or occupant of the Project, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of property insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of property insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party actually obtains and maintains such insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain hereunder, give notice to their respective insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


SECTION XV.  INDEMNITY

A.   TENANT

     Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs(62), for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the Premises, Building or Project by Tenant or Tenant's agents, employees, invitees or contractors (the "Tenant's Agents") or any work, activity or other things allowed or suffered by Tenant or Tenant's Agents to be done in or about the Premises, Building or Project, (ii) any breach or default in the performance of any obligation of Tenant under this Lease, and (iii) any act or failure to act, whether negligent or otherwise tortious, by Tenant or Tenant's Agents in or about the Premises, Building or Project.(63)

B. LIMITATION ON LANDLORD'S LIABILITY; RELEASE OF DIRECTORS, OFFICERS AND PARTNERS OF LANDLORD

     Tenant agrees that, in the event Tenant shall have any claim against Landlord under this Lease arising out of the subject matter of this Lease, Tenant's sole recourse shall be


________________________

(61) If, on account of the failure of Landlord to comply with the provisions of this Section, Tenant is deemed a co-insurer by its insurance carrier, then any loss or damage which Tenant shall sustain by reason thereof shall be borne by Landlord and shall be immediately paid by Landlord upon receipt of a bill therefor and evidence of such loss.

(62) (herein "Claims")

(63) Notwithstanding the foregoing, if and to the extent that a court of competent jurisdiction determines that a Claim was caused by the gross negligence or willful misconduct of Landlord, then Landlord shall be required to reimburse to Tenant the reasonable attorneys' fees incurred by Tenant in defending Landlord in connection with such Claim.

     against the Landlord's interest in the Building, for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord as a result of a breach hereof or otherwise in connection with this Lease, and no other property or assets of Landlord, its successors or assigns, shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any such claim, judgment, injunction or decree. Moreover, Tenant agrees that Landlord shall in no event and under no circumstances be responsible for any consequential damages incurred or sustained by Tenant, or its employees, agents, contractors or invitees as a result of or in any way connected to Tenant's occupancy of the Premises. Tenant further hereby waives any and all right to assert any claim against or obtain any damages from, for any reason whatsoever, the directors, officers and partners of Landlord, including all injuries, damages or losses to Tenant's property, real and personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Tenant may have against Landlord or its directors, officers or partners. Tenant understands and acknowledges the significance and consequence of such specific waiver.

     Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Project, the Building or the Premises, or a failure to make any such repairs, except as expressly provided in this Lease.


SECTION XVI.  ASSIGNMENT AND SUBLETTING BY TENANT

A. Tenant shall not, directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises ("Sublease") or any portion thereof without Landlord's prior written consent being had and obtained in each instance, subject to the terms and conditions contained in the Section(64).

B. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof(65), Tenant shall request, in writing, at least sixty (60) days prior to the effective date of the Assignment or Sublease, Landlord's consent to the Assignment or Sublease, and shall provide Landlord with the following information:

     (1)  The name of the proposed assignee, subtenant or occupant;

     (2) The nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises;


________________________

(64) Notwithstanding the foregoing, Landlord's consent to an Assignment or Sublease to Tenant's parent or to a wholly-owned subsidiary of Tenant or its parent (herein, "Affiliate") shall not be required so long as there is no change in use of the Premises. Moreover, Landlord's prior consent shall not be required in connection with an Assignment of the Lease in connection with (1) a sale of all or substantially all of Tenant's assets to a single purchaser in a single transaction, (2) a merger or consolidation of Tenant with or into another entity or (3) in connection with a public offering of Tenant's stock on a nationally recognized public exchange, so long as, in connection therewith, (a) there shall be no change in use of the Premises and (b) the net worth and proforma revenues of the assignee immediately after such transfer are equal to or greater than that of Tenant immediately prior to such transfer.

(65) for which Landlord's consent is required hereunder

    (3) The terms and provisions of the proposed Assignment or Sublease and a copy of such documents; and

    (4) Such financial information concerning the proposed assignee, subtenant or occupant which Landlord shall have requested following its receipt of Tenant's request for consent.

     (66)

C. At any time within thirty (30) days after Landlord's receipt of the notice specified above, Landlord may by written notice to Tenant elect either to (a) consent to the proposed Assignment or Sublease(67), (b) refuse to consent to the proposed Assignment or Sublease, or (c) terminate this Lease in full with respect to an Assignment or terminate in part with respect to a Sublease and enter into a lease directly with the proposed assignee or sublessee. Landlord and Tenant agree (by way of example and without limitation) that Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

    (1) The financial strength of the proposed assignee or subtenant (which shall be at least equal to that of Tenant as of the date of execution of this Lease), including the adequacy of its working capital to pay all expenses anticipated in connection with any remodeling of the Premises.

    (2) The experience of the proposed assignee or subtenant with respect to businesses of the type and size which such assignee or subtenant proposes to conduct in the Premises.

    (3) The quality and nature of the business and/or services to be conducted in or from the Premises by the proposed assignee or subtenant and in any other locations which it has, as reflected by, among other things, average sales or revenue.

    (4) Violation of exclusive use rights previously granted by Landlord to other tenants of the Building or Project.

    (5) The effect of the type of services and business which the proposed assignee or subtenant proposes to conduct in the Premises upon the tenant mix in the Building or in the portion of the Project which contains the Premises, including duplication of services offered by surrounding tenants and compatibility of the services and business which such assignee or subtenant proposes to conduct in or offer from the Premises with business and services conducted by surrounding tenants in the Project.

    (6) Diminution or potential diminution of percentage rent, if any, payable pursuant to this Lease as the result of such Assignment or Sublease.

    (7) The quality of the appearance of the Premises resulting from any remodeling or renovation to be conducted by the proposed assignee or subtenant, and the compatibility of such quality with that of other premises in the Building.


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  (66) Tenant shall also provide to Landlord the foregoing information at the time Tenant notifies Landlord of any Assignment or Sublease for which Landlord's consent is not required hereunder.

  (67) or

    (8) Whether the business in the Premises is, and whether the business to be operated by the proposed assignee or subtenant will be, a "(68) destination business" (i.e., a business which draws patrons to the Project or the Building specifically to obtain services from such business).

    (9) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default under this Lease.

    (10) Any fact or factor upon which Landlord reasonably concludes that the business to be conducted by such assignee or subtenant will not be a financial success in the Premises.

    Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such Assignment or Sublease.
    In no event shall there be any substantial change in the use of the Premises in connection with any Assignment or Sublease except as expressly approved in writing by Landlord in advance. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with Assignment and Sublease, including those set forth in subsections XVI.D.,
    E. and G. have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed assignee or subtenant or entitle Tenant to terminate this Lease or to any abatement of rent. Approval of any Assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder by a written instrument satisfactory to Landlord.

D. If Landlord consents to the Sublease or Assignment within said thirty (30) day period, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to subsection B. above; provided, however, that in connection with(69) such Assignment or Sublease(70), as a condition to Landlord's consent, Tenant shall pay to Landlord one hundred percent (100%) of the excess, if any, of (i) in the case of an Assignment, the rental and other payment obligations of the proposed assignee under the terms of the proposed Assignment over (71)the rental and other payment obligations of Tenant under the terms of this Lease(72), or (ii) in the case of a Sublease, the amount proposed to be paid by the sublessee over (73)the proportionate amount of rental and other


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  (68) place of public accommodation."

  (69) any

  (70) to any person or entity other than an Affiliate

  (71) (a)

  (72) plus (b) the unamortized costs of improvements incurred and paid for by Tenant (i.e., not covered by the Tenant Allowance) which are
                  ----
        included in Tenant's Work and which are usable and used by the assignee and brokers' commissions, advertising costs and costs of tenant improvements required to be paid or performed by Tenant as a condition to or in connection with such Assignment

  (73) (1)
    payment obligations required to be paid by Tenant to Landlord under the terms of this Lease (74)as applicable to the portion of the Premises so subleased.

E. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Section shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent by Landlord or payment to Landlord of any other monetary obligation by a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease. Tenant shall promptly provide to Landlord a copy of the fully executed Sublease or Assignment.

F. Any sale or other transfer, including transfer by consolidation, merger or reorganization, of twenty-five percent (25%) or more of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of twenty-five percent (25%) or more of the partnership interest in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Section. As used in this subsection, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligation under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of stock or partnership interests of said guarantor.

G. Each assignee, sublessee or other transferee, other than Landlord, shall assume, as provided in this subsection all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rental and all other monetary obligations hereunder, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this subsection but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

H. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

I. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any


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  (74) plus (2) the unamortized costs of improvements incurred and paid for by Tenant (I.E., not covered by the Tenant Allowance) which are included in Tenant's Work and which are usable and used by the subtenant and brokers' commissions, advertising costs and costs of tenant improvements required to be paid or performed by Tenant as a condition to or in connection with such Sublease, spread evenly over the term of the Sublease and deducted from the sublessee's rentals so amortized, in each case such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

J. Tenant shall pay Landlord's expenses and (75)attorneys' fees incurred in processing an Assignment or Sublease, but in no event less than Five Hundred Dollars ($500.00) for each such proposed transfer to cover the legal review and processing expenses of Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

K. All options to extend, renew or expand, if any, contained in this Lease are personal to Tenant(76). Consent by Landlord to any Assignment or Subletting shall not include consent to the assignment or transfer of any such rights with respect to the Premises or any special privileges or extra services granted to Tenant by this Lease, or any addendum or amendment hereto or letter of agreement. All such options, rights, privileges and extra services shall terminate upon such assignment or subletting unless Landlord specifically grants in writing such options, rights, privileges and extra services to such assignee or subtenant. Similarly, any allowance, abatement or monetary concession provided to Tenant as an inducement to execute this Lease is personal to Tenant and shall be amortized (on a straight line basis) over the term of this Lease. Upon any assignment or subletting, the then unamortized portion thereof shall be paid by Tenant to Landlord in cash on or before the effective date of such assignment or subletting.


SECTION XVII. TRANSFER OF LANDLORD'S INTEREST

In the event Landlord shall sell or otherwise convey its title to the Building, then, after the effective date of such sale or conveyance, Landlord shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of sale or conveyance, and Tenant shall seek performance solely from Landlord's purchaser or successor in title. In connection with such sale or transfer, Landlord may assign its interest under this Lease without notice to or consent by Tenant. In such event, Tenant agrees to be bound to any successor Landlord.


SECTION XVIII. DAMAGE AND DESTRUCTION

A.  MINOR INSURED DAMAGE

    In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty that is covered by the insurance maintained by Landlord pursuant to Section XIV. above, then Landlord shall rebuild, repair and restore the damaged portion thereof, provided that
    (1) the amount of insurance proceeds available to Landlord equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred eighty (180) days after the work commences in the (77)opinion of a registered architect or engineer appointed by Landlord, (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the Term, and (4) such rebuilding, restoration or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the damaged portion thereof to substantially its condition immediately prior to the damage or destruction, including, without limitation, the same net rentable floor area. To the extent that insurance proceeds must be paid to a mortgagee or beneficiary under, or must be applied to reduce any indebtedness secured

-------------------
  (75) reasonable

  (76) , and may be transferred by Tenant only to an Affiliate to whom Tenant assigns the Lease

  (77) reasonable
      by, a mortgage or deed of trust encumbering the Premises, Building or Project, such proceeds, for the purposes of this subsection, shall be deemed not available to Landlord unless such mortgagee or beneficiary permits Landlord to use such proceeds for the rebuilding, restoration and repair of the damaged portion thereof. Notwithstanding the foregoing, Landlord shall have no obligation to repair any damage to, or to replace any of, Tenant's personal property, furnishings, trade fixtures, equipment or other such property or effects of Tenant.

B.    MAJOR OR UNINSURED DAMAGE

      In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty to the extent that Landlord is not obligated, under subsection A. above, to rebuild, repair or restore the damaged portion thereof, then Landlord shall, within sixty (60) days after such damage or destruction, notify Tenant of its election, at its option, to either (1) rebuild, restore and repair the damaged portions thereof, in which case Landlord's notice shall specify the time period within which Landlord estimates such repairs or restoration can be completed; or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Landlord does not give Tenant written notice within (60) days after the damage or destruction occurs of its election to rebuild or restore and repair the damaged portions thereof, Landlord shall be deemed to have elected to terminate this Lease.(78)

C.    ABATEMENT OF RENT

      There shall be an abatement of rent by reason of damage to or destruction of the Premises or the Building, or any portion thereof, to the extent that Landlord receives insurance proceeds for loss of rental income attributable to the Premises, commencing on the date that the damage to or destruction of the Premises or Building has occurred.

D.     WAIVER

       Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Tenant waives the provisions of Civil Code Sections 1932(2) and 1933(4) and any present or future laws or case decisions to the same effect. Upon completion of such repair or restoration, Tenant shall promptly refixture the Premises substantially to the condition they were in prior to the casualty and shall reopen for business if closed by the casualty.


SECTION XIX. CONDEMNATION

A.     TOTAL OR PARTIAL TAKING

       If all or substantially all of the Premises is condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of

 .........................

    (78)Notwithstanding the foregoing, upon the occurrence of major damage after Tenant has paid Monthly Rental for at least twenty-four (24) months of the Term, for which the estimated repair time is determined to exceed on hundred eighty (180) days, Tenant shall have the right to terminate the Lease provided Tenant is not then in default hereunder and the damage or destruction was not caused by Tenant or anyone for whom Tenant is responsible, and provided further that Tenant notifies Landlord of its election to terminate the Lease in writing within ten (10) days after the damage or destruction occurs. If Tenant is entitled to and properly exercises the foregoing option strictly in the manner and within the time set forth herein, and if Landlord's notice given pursuant to the first sentence of this subsection B. specifies an estimated repair time in excess of one hundred eighty (180) days, then the Lease shall terminate effective as of the later of the date of Tenant's election notice or the date Tenant vacated the Premises.

       the condemnation or taking, this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or other taking. If less than all or substantially all of the Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or taking (79). If such portion of the Building is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as or the date on which actual physical possession is taken by the condemnor of dispossession of Tenant as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which such physical possession is taken or dispossession will occur.

B.     AWARD

       Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Although all damages in the event of any condemnation are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment or for the interruption of or damage to Tenant's business.

C.     ABATEMENT IN RENT

       In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises pursuant to this Section the rent and all other charges shall abate in proportion to the portion of the Premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Section all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Landlord shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the Premises.

D.     TEMPORARY TAKING

       If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time(80), this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Tenant to Landlord

 .........................

    (79); provided, however, if more than ten percent (10%) of the Premises is taken in condemnation, then unless Landlord makes available additional replacement space in the Building, Tenant shall have the right to terminate the Lease, effective as of the date such portion of the Premises is taken.

    (80)(not to exceed six (6) consecutive months, if the taking materially impairs Tenant's ability to use the Premises)
       hereunder shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or other taking.(81) Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking. Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures and equipment or for the interruption of or damage to Tenant's business.

E.     TRANSFER OF LANDLORD'S INTEREST TO CONDEMNOR

       Landlord may, without any obligation to Tenant, agree to sell and/or convey to the condemnor the Premises, the Building, the Project or any portion thereof, sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.


SECTION XX. DEFAULT

A.    TENANT'S DEFAULT

      The failure by Tenant to perform any one or more of the following obligations shall constitute a default hereunder by Tenant:

      (1) If Tenant abandons or vacates all or a substantial portion of the Premises;

      (2) If Tenant fails to pay any rent or other charge required to be paid by Tenant under this Lease and such failure continues for five (5) (82)days after such payment is due and payable(83); provided, however, that the obligation of Tenant to pay a late charge or interest pursuant to this Lease below shall commence as of the due date of the rent or such other monetary obligation and not on the expiration of such five (5) (84)day grace period;

      (3) If Tenant involuntarily transfers Tenant's interest in this Lease or voluntarily transfers (attempted or actual) its interest in this Lease, without Landlord's prior written consent(85);

      (4) If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the Federal Bankruptcy Laws or other insolvency laws is filed

 .........................

    (81)Any "temporary" taking in excess of six (6) consecutive months which materially impairs Tenant's ability to use the Premises shall be deemed a taking governed by subsection A. above.

    (82)three (3)

    (83)written notice from Landlord to Tenant thereof, which notice shall be in lieu of and not in addition to any notice required to be given by the California Code of Civil Procedure Section 1161 et seq. or any successor statute prior or as a condition to the commencement of any action to terminate the Lease or Tenant's right to possession of the Premises

    (84)three (3)

    (85)except where such consent is not required pursuant to Section XVI.A.
        above
             and not withdrawn or dismissed within (86)forty five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of the Premises or any of Tenant's personal property located at the Premises and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of
             (87)forty five (45) days;

      (5) If any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or any of Tenant's personal property located at the Premises (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's personal property;

      (6) If Tenant shall make any general assignment for the benefit of creditors or convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or any class thereof;

      (7) If Tenant fails to discharge any lien placed upon the Premises, the Building or the Project by Tenant or any person claiming under, by or through Tenant within (88)ten
             (10) days of the imposition of such lien;

      (8) If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease (other than subparagraphs (1) through (7) above) and such failure continues for (89)ten (10) days after written notice thereof from Landlord to Tenant, or if such failure cannot be completely cured within such (90)ten (10) day period, then if Tenant fails to commence such cure within such (91)ten
             (10) day period and thereafter proceed to completely cure such failure within (92)thirty (30) days after such written notice; or

      (9) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs (1) through (8) above.

B.    REMEDIES

      Upon the occurrence of a default by Tenant that is not cured by Tenant within any applicable grace period specified above, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity, which shall be cumulative and non-exclusive:

      (1) The right to declare this Lease and the term of this Lease terminated; re-enter the Premises and the improvements located thereon, with or without process of law; to eject all parties in possession thereof therefrom; repossess and enjoy the Premises together with all said improvements; and to recover from Tenant all of the following:

___________________________

   (86) sixty (60)

   (87) sixty (60)

   (88) fifteen (15)

   (89) thirty (30)

   (90) thirty (30)

   (91) thirty (30)

   (92) sixty (60)

      (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

      (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

      (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

      (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any(93) attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to that portion of the Term which is unexpired as of the date on which this Lease is terminated); the then unamortized cost of any tenant improvements constructed for or on behalf of Tenant by or at the expense of Landlord or of any moving allowance or other concession made available to Tenant and/or paid by Landlord pursuant to this Lease; any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove; any costs for alterations, additions and renovations; and any other costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises.

   (2) The right to continue this Lease in effect and to enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent and any other additional monetary charges as they become due, for as long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises, the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease or Landlord's withholding of consent to an Assignment or Subletting pursuant to the terms and conditions of Section XVI. above shall not constitute a termination of Tenant's right to possession.

   (3) The foregoing provisions of clause (2) shall apply even though Tenant has breached the Lease and abandoned the Premises, in which case Landlord shall have the right to re-enter the Premises with or without process of law to eject therefrom all parties in possession thereof, and, without terminating this Lease, at any time and from time to time, but without obligation to do so, to relet the Premises and the improvements located therein or any part or parts of any thereof for the account of Tenant, or otherwise, on such conditions as Landlord in its discretion may deem proper, with the right to make alterations and repairs to the Premises in connection therewith, and to receive and collect the rents therefor, and apply the same (i) first to the payment of such costs and expenses as Landlord may have paid, assumed or incurred: (A) in recovering possession of the Premises and said improvements, including attorneys' fees, and costs; (B) expenses for placing the Premises and said improvements in good order and condition, for decorating and preparing the Premises for reletting; (C) for making

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(93) reasonable
       any alterations, repairs, changes or additions to the Premises that may be necessary or convenient; and (D) all other costs and expenses, including leasing and subleasing commissions, and charges paid, assumed or incurred by Landlord in or upon reletting the Premises and said improvements, or in fulfillment of the covenants of Tenant under this Lease; (ii) then to the payment of Monthly Rental, Tenant's Proportionate Share of Common Operating Costs, and other monetary obligations due and unpaid hereunder; and (iii) any balance shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Landlord may execute any lease or sublease made pursuant to the terms of this clause
       (3) either in its own name or in the name of Tenant as its agent, as Landlord may see fit. The tenant(s) or subtenant(s) thereunder shall be under no obligation whatsoever with regard to the application by Landlord of any rent collected by Landlord from such tenant or subtenant to any and all sums due and owing or which may become due and owing under the provisions of this Lease, nor shall Tenant have any right or authority whatever to collect any rent whatever from such tenant(s) or subtenant(s). If Tenant has been credited with any rent received by such reletting and such rent shall not be promptly paid to Landlord by the tenant(s) or subtenant(s), or if such rentals received from reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. For all purposes set forth in this subsection, Landlord is hereby irrevocably appointed as agent for Tenant. No taking of possession of the Premises by Landlord shall be construed as Landlord's acceptance of a surrender of the Premises by Tenant or an election of Landlord's part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Election by Landlord to proceed pursuant to this clause (3) shall be made upon written notice to Tenant and shall be deemed an election of the remedy described in California Civil Code Section 1951.4 (providing that a lessor of real property may continue a lease in effect after a lessee's breach or abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign, subject only to reasonable limitations). If Landlord elects to pursue such remedy, unless Landlord relets the Premises, Tenant shall have the right to sublet the Premises and to assign its interest in this Lease, subject to all of the standards and conditions set forth in Section XVI. Landlord may elect to terminate the prosecution of such remedy at any time by written notice to Tenant, and the right of Tenant to sublet or assign shall terminate upon receipt by Tenant of such notice.

   (4) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to this subsection.

SECTION XXI. LATE PAYMENTS/INTEREST AND LATE CHARGES

A. INTEREST

   Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate permitted by law from the date such payment is due until paid, except that amounts spent by Landlord on behalf of Tenant shall bear interest at such rate from the date of disbursement by Landlord which Tenant agrees is to compensate

   Landlord for Tenant's use of Landlord's money after it is due. Payment of such interest shall not excuse or cure any default by Tenant pursuant to this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder by Tenant to and until payment of the entire account due.

B. LATE CHARGES

   TENANT HEREBY ACKNOWLEDGES THAT IN ADDITION TO LOST INTEREST, THE LATE PAYMENT BY TENANT TO LANDLORD OF RENT OR ANY OTHER SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR OTHER COSTS NOT CONTEMPLATED IN THIS LEASE. THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN. SUCH OTHER COSTS INCLUDE, BUT ARE NOT LIMITED TO, PROCESSING, ADMINISTRATIVE AND ACCOUNTING COSTS, AND LATE CHARGES WHICH MAY BE IMPOSED UPON LANDLORD BY THE TERMS OF ANY ENCUMBRANCE COVERING THE PREMISES. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OR ANY ADDITIONAL RENT OR OTHER SUM DUE FROM TENANT
   SHALL NOT BE RECEIVED BY LANDLORD WHEN SUCH AMOUNT SHALL BE DUE (WITHOUT REGARD TO ANY GRACE PERIOD GRANTED IN THIS LEASE), TENANT SHALL PAY TO LANDLORD AS ADDITIONAL RENT HEREUNDER A LATE CHARGE EQUAL TO TEN(94) PERCENT (10(95)%) OF SUCH OVERDUE AMOUNT. THE PARTIES HEREBY AGREE THAT (I) SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS LANDLORD WILL INCUR IN PROCESSING SUCH DELINQUENT PAYMENT BY TENANT, (II) SUCH LATE CHARGE SHALL BE PAID TO LANDLORD AS LIQUIDATED DAMAGES FOR EACH DELINQUENT PAYMENT, AND (III) THE PAYMENT OF THE LATE CHARGE IS TO COMPENSATE LANDLORD FOR THE ADDITIONAL ADMINISTRATIVE EXPENSE INCURRED BY LANDLORD IN HANDLING AND PROCESSING DELINQUENT PAYMENTS.

        [ILLEGIBLE]                    [ILLEGIBLE]
   ----------------------         ---------------------
   Landlord's Initials            Tenant's Initials

C. CONSECUTIVE LATE PAYMENT OF RENT

   Following each (96)second consecutive late payment of rent, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that Tenant increase the amount, if any, of the Security Deposit by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord, and may be applied by Landlord, in the manner provided for Security Deposits in this Lease.

D. NO WAIVER

   Neither assessment nor acceptance of partial payments, interest or late charges by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies under this Lease. Nothing contained in this Section shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or

--------------------

(94) FIVE
(95) 5
(96) third
   other sums due thereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be made by the date on which they are due.

SECTION XXII. LIEN FOR RENT

IN CONSIDERATION OF THE MUTUAL BENEFITS ARISING UNDER THIS LEASE, TENANT
HEREBY GRANTS TO LANDLORD A LIEN AND SECURITY INTEREST IN ALL PROPERTY OF TENANT (INCLUDING, BUT NOT LIMITED TO, ALL FIXTURES, MACHINERY, EQUIPMENT, FURNISHINGS, AND OTHER ARTICLES OF PERSONAL PROPERTY NOW OR HEREAFTER PLACED
IN OR ON THE PREMISES BY TENANT, TOGETHER WITH THE PROCEEDS FROM THE DISPOSITION OF THOSE ITEMS TOGETHER WITH ALL ITEMS OF COLLATERAL DESCRIBED IN EXHIBIT A TO EXHIBIT H HERETO, WHICH EXHIBIT A IS HEREBY INCORPORATED HEREIN BY REFERENCE) [THE "COLLATERAL"], NOW OR HEREAFTER PLACED IN OR ON THE PREMISES, AS SECURITY FOR PAYMENT OF ALL RENT AND OTHER SUMS AGREED TO BE PAID BY
TENANT HEREIN. THE PROVISIONS OF THIS SECTION (XXII.) CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE
BUILDING IS LOCATED, AND LANDLORD HAS AND MAY ENFORCE A SECURITY INTEREST IN THE COLLATERAL. THE COLLATERAL SHALL BE REMOVED WITHOUT THE CONSENT OF
LANDLORD UNTIL ALL ARREARAGES IN RENT AND OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER HAVE BEEN PAID AND DISCHARGED. CONCURRENTLY WITH THE EXECUTION AND DELIVERY HEREOF, TENANT SHALL EXECUTE, AS DEBTOR, TWO OR MORE FINANCING STATEMENTS IN THE FORM ATTACHED HERETO AS EXHIBIT H, TO PERFECT
THIS SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL CODE OF THE STATE
IN WHICH THE BUILDING IS LOCATED. LANDLORD MAY AT ITS ELECTION AT ANY TIME
FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT. LANDLORD, AS SECURED
PARTY, HAS ALL THE RIGHTS AND REMEDIES AFFORDED A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE BUILDING IS LOCATED IN ADDITION TO AND CUMULATIVE OF THE LANDLORD'S LIENS AND RIGHTS PROVIDED BY
LAW OR BY THE OTHER TERMS AND PROVISIONS OF THIS LEASE.

SECTION XXIII. HOLDING OVER

   Any holding over by Tenant in the possession of the Premises, or any portion thereof, after the expiration or earlier termination of the Term, with or without the consent of Landlord, shall be construed to be a tenancy from month to month at (97)two hundred percent (200%) of the Monthly Rental herein specified for the last month in the Term (prorated on a monthly basis) unless Landlord shall specify a lesser amount for rent in its sole discretion, together with an amount estimated by Landlord for the monthly Common Operating Costs payable under this Lease, and shall otherwise be on the terms and conditions herein specified as far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and shall entitle Landlord to pursue all remedies provided in this Lease and Tenant shall be liable for any and all direct or consequential damages or losses of Landlord resulting from Tenant's holding over without Landlord's consent.

SECTION XXIV. ATTORNEYS' FEES

Tenant shall pay to Landlord all amounts for costs and expenses, including, but not limited to, reasonable attorneys' fees and amounts paid to any collection agency, incurred by Landlord in


--------------------

(97) one hundred fifty percent (150%)
connection with any breach or default by Tenant under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease.
Tenant shall also pay to Landlord all such amounts, including attorneys' fees, incurred by Landlord in responding to any request by Tenant (a) to amend or modify this Lease or (b) to prepare any statement or document in connection with this Lease, including without limitation estoppel certificates or subordination agreements or the like. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein. In the event Landlord is made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation; provided, however, if Landlord is ultimately held to be liable, then Landlord shall reimburse Tenant for the cost of any attorneys' fees paid by Tenant on behalf of Landlord.

SECTION XXV.  MORTGAGE PROTECTION/SUBORDINATION

A.   SUBORDINATION

     The rights of Tenant under this Lease are and shall be, at the option of Landlord, either subordinate or superior to any mortgage or deed of trust (including a consolidated mortgagee or deed of trust) constituting a lien on the Premises, Building or Project, or Landlord's interest therein or any part thereof, whether such mortgage or deed of trust has heretofore been, or may hereafter be, placed upon the Premises by Landlord, and to any ground or master lease if Landlord's title to the Premises or any part thereof is or shall become a leasehold interest. To further assure the foregoing subordination or superiority, Tenant shall, upon Landlord's request, together with the request of any mortgagee under a mortgage or beneficiary under a deed of trust or ground or master lessor, execute any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease), or instruments intended to subordinate this Lease, or at the option of Landlord, to make it superior to any mortgage, deed of trust, or ground or master lease. Notwithstanding any such subordination, Tenant's right to occupy the Premises pursuant to this Lease shall remain in effect for the full Term as long as Tenant is not in default hereunder.

     (98)

B.   ATTORNMENT

     Notwithstanding subsection A. above, Tenant agrees (1) to attorn to any mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises and to any party acquiring title to the Premises by judicial foreclosure, trustee's sale, or deed in lieu of foreclosure, and to any ground or master lessor, as the successor to Landlord hereunder, (2) to execute any attornment agreement reasonably requested by a mortgagee, beneficiary, ground or master lessor, or party so acquiring title to the Premises, and (3) that this Lease, subject to the rights under any outstanding non-disturbance agreement, at the option of such mortgagee, beneficiary, or ground or master lessor, or other party, shall remain in force notwithstanding any such judicial foreclosure, trustee's sale, deed in lieu of foreclosure, or merger of titles. Notwithstanding the foregoing, neither a


-----------------------
     (98) Notwithstanding the foregoing, this Lease shall not be subordinate to any future encumbrance in favor of Landlord's lender for the Project unless and until Tenant, Landlord and such lender shall have mutually executed and delivered a Subordination, Non-Disturbance and Attornment Agreement, substantially in the form of EXHIBIT I hereto (which Tenant shall, upon request by Landlord, execute and deliver, and Tenant's failure to do so within ten
            (10) days after written demand therefor by Landlord shall constitute a default by Tenant under this Lease).

     mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises, any party acquiring title to the Premises by judicial foreclosure, trustee sale, or deed in lieu of foreclosure, or any ground lessor or master lessor, as the successor to Landlord hereunder, shall be liable or responsible for any breach of a covenant contained in this Lease that occurred before such party acquired its interest in the Premises or for any continuing breach thereof until after the successor Landlord has received the notice and right to cure as provided herein, and no such party shall be liable or responsible for any security deposits held by Landlord hereunder which have not been transferred or actually received by such party, and such party shall not be bound by any payment of rent or additional rent for more than two (2) months in advance.

C.   AMENDMENT

     If any lending institution with which Landlord has negotiated or may negotiate for financing for the Building or Project requires any changes to this Lease, Tenant shall promptly execute and deliver an amendment to this Lease prepared by Landlord and embodying such changes, so long as such changes do not materially increase Tenant's obligations (99) hereunder (100). In the event that Tenant shall fail to execute and deliver such amendment within twenty (20) days after receipt thereof by Tenant, such failure shall constitute a default hereunder by Tenant and shall entitle Landlord to all remedies available to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those remedies set forth in Section XX.

SECTION XXVI.  ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS

A.   ESTOPPEL CERTIFICATE

     Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, agrees to execute and deliver to Landlord a statement in the form provided by Landlord (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed evidencing the status of this Lease; (c) acknowledging the amount of the Security Deposit held by Landlord;
     and (d) containing such other information regarding this Lease or Tenant as Landlord reasonably requests. (101) Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) to Tenant's knowledge there are no uncured defaults in Landlord's performance, (iii) no rent has been paid in advance except as set forth in this Lease, and
     (iv) such other information regarding this Lease and Tenant set forth therein by Landlord is true and complete.


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     (99)   or materially decrease Tenant's rights

     (100) In no event shall Tenant be required to execute an amendment pursuant to this subsection C. which reduces the Rentable Area of the Premises, increases the Monthly Rental rate(s), changes the base year for the purposes of calculating Tenant's Proportionate Share of Common Operating Costs, deprives Tenant of its options pursuant to Addendum Section XXXV.A., restricts Tenant's ability to access or use the Premises for the Permitted Use, reduces the parking spaces available to Tenant or requires Tenant to use Landlord's provider of janitorial services.

     (101) Upon Tenant's written request therefor, Landlord agrees to deliver to Tenant, not more than twice per calendar year, an estoppel certificate containing information of the type described in clauses (a) through (d) of the previous sentence.

B.   FURNISHING OF FINANCIAL STATEMENTS

Landlord has reviewed the financial statements, if any, requested of the Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of such statements and that said statements accurately and fairly depict the financial condition of Tenant. Said financial statements are an inducing factor and consideration for the entering into of this Lease by Landlord with this particular Tenant. Tenant shall, at any time and from time to time (102) upon not less than ten (10) days' prior written notice from Landlord, furnish Landlord with (a) Tenant's most recent audited financial statements, including a balance sheet and income statement, or a document in which Tenant states that its books are not independently audited (103) and (b) unaudited financial statements, including a balance sheet and income statement, dated within ninety (90) days of the request from Landlord. (104)

SECTION XXVII.  PARKING                            SEE ADDENDUM SECTION XXXV.H.

Landlord agrees to maintain or cause to be maintained an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the Term of this Lease for the benefit and use of the customers, service suppliers, other invitees and employees of Tenant. Whenever the words "automobile parking area" or "parking area" are used in this Lease, it is intended that the same shall include, whether in a surface parking area or a parking structure, the automobile parking stalls, driveways, loading docks, truck areas, service drives, entrances and exits and sidewalks, landscaped areas, pedestrian passageways in conjunction therewith and other areas designed for parking. Landlord shall keep said automobile parking area in a neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof, the cost of which shall be included in Common Operating Costs. Nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area. Landlord shall also have the right to establish such reasonable rules and regulations as may be deemed desirable, at Landlord's sole discretion, for the proper and efficient operation and maintenance of said automobile parking area. Such rules and regulations may include, without limitation, (i) restrictions in the hours during which the automobile parking area shall be open for use and
(ii) (105) the establishment of charges for parking therein (on either a reserved or unreserved basis, at Landlord's sole discretion) by tenants of the Building and Project as well as by their employees, customers and service suppliers.

Landlord shall at all times during the Term hereof have the sole and exclusive control of the automobile parking area, and may at any time during the Term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, Tenant and employees, customers, service suppliers and other invitees of Tenant and of other tenants in the Building and Project who make use of said area in accordance with any rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant and its employees, customers, service suppliers and invitees referred to in this Section XXVII. shall at all times be subject to
(i) the rights of Landlord and other tenants in the Building and Project to use the same in common with Tenant and its employees, customers, service suppliers and invitees, (ii) the availability of parking spaces in said automobile parking area, and (iii) Landlord's right to

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     (102)  (but no more frequently than quarterly)

     (103) or, if Tenant's stock is publicly traded, Tenant's most recent 10K report.

     (104) Landlord will keep such statements confidential and not disclose such statements, except to any person or entity to whom Landlord is permitted to disclose the terms of this Lease pursuant to
            Section XXXII.R.

     (105)  subject to Addendum Section XXXV.H.
                                      38
change the location of any assigned reserved parking spaces in such instances as shall be determined at Landlord's sole discretion. (106) Notwithstanding Landlord's exclusive control and obligations to provide a parking area, Landlord is not responsible or liable for any damage to any automobiles or persons in the parking area.

SECTION XXVIII.  SIGNS; NAME OF BUILDING           SEE ADDENDUM SECTION XXXV.I.

Tenant shall not have the right to place, construct, or maintain on or about the Premises, Building or Project, or in any interior portions of the Premises that may be visible from the exterior of the Building or Common Areas, any signs, names, insignia, trademark, advertising placard, descriptive material or any other similar item ("Sign") without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion; provided, however, any Signs are further subject to approval of any applicable governmental authority and/or compliance with applicable governmental requirements. In the event Landlord consents to Tenant placing a Sign on or about the Premises, Building or Project, any such Sign shall be subject to Landlord's approval of the color, size, style and location of such Sign, and shall conform to any current or future Sign criteria established by Landlord for the Building or Project. If Landlord enacts a Sign criteria or revises an existing Sign criteria, after Tenant has erected a Sign to which Landlord has granted its consent, if Landlord so elects, Tenant agrees, at Landlord's expense, subject to Landlord's prior approval of the cost thereof, to make the necessary changes to its Sign in order to conform the Sign to Landlord's Sign criteria, as enacted or revised, provided that such changes shall be limited to the color, size, style and location of Tenant's Sign and that Tenant shall not be required to change the content of its Sign. In the event Landlord consents to Tenant's placement of a Sign on the Building, Tenant shall, at its sole cost, remove such Sign from the Building at the end of the Term, restore the Building to the same condition as before the installation of the Sign, ordinary wear and tear excepted and remove any discoloration of the Building caused by the presence of such sign.

Landlord reserves the right at any time it deems necessary or appropriate to
(a) place Signs at any location on the Building and Project as it deems necessary and (b) change the name, address or designation of the Building and Project (107).

SECTION XXIX.  QUIET ENJOYMENT

Upon payment of Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgage and/or deed of trust to which this Lease is subordinate.

SECTION XXX.  BROKER

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Broker identified in Section I.N. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any

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     (106) In no event shall Landlord reduce the parking available for the Building to less than the parking ratio required to be maintained by applicable governmental authorities, and if Landlord changes the parking area for the Building, Landlord shall continue to be made available to Tenant parking in an area adjacent to the Building.

     (107) ; provided, however, in no event shall Landlord change the name of the Building (as opposed to installing signs on the Building or at the Project) to the name of a competitor of Tenant or to any name other than that befitting an institutional office building.

other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

SECTION XXXI.  NOTICES

Any notice, demand, approval, consent, bill, statement or other communication ("Notice") required or desired to be given under this Lease shall be in writing, shall be directed to Tenant at Tenant's Address for Notice or to Landlord at Landlord's Address for Notice and shall be personally served or given by pre-paid certified U.S. Mail or "overnight" delivery service. In the case of personal delivery, any Notice shall be deemed to have been given when delivered; in the case of service by certified mail, any Notice shall be deemed delivered of the date of receipt, refusal or non-delivery indicated on the return receipt; and in the case of overnight delivery service, any Notice shall be deemed given when delivered as evidenced by a receipt. If more than one Tenant is named under this Lease, service of any Notice upon any one of said Tenants shall be deemed as service upon all of such Tenants. The parties hereto and their respective heirs, successors, legal representatives, and assigns may from time to time change their respective addresses for Notice by giving at least fifteen (15) days' written notice to the other party, delivered in compliance with this Section.

SECTION XXXII.  NOTICE AND CURE TO LANDLORD AND MORTGAGEE

On any act or omission by Landlord which might give, or which Tenant claims or intends to claim gives, Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, or otherwise, Tenant shall not sue for damages or attempt to terminate this Lease until it has given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises as identified by Landlord, and a reasonable period of time for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and the lienholder(s), or either of them, their agents or employees, may enter upon the Premises and do therein whatever is necessary to remedy the act or omission. (108) During the period after the giving of notice and during the remedying of the act or omission, the Monthly Rental payable by Tenant shall not be abated and apportioned except to the extent that the Premises are untenantable.

SECTION XXXIII.  GENERAL

A.   PARAGRAPH HEADINGS

     The paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

B.   INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

     The Lease contains all agreements of Landlord and Tenant with respect to any matter mentioned, or dealt with, herein. No prior agreement or understanding pertaining to any such matter shall be binding upon Landlord. Any amendments to or modifications of this Lease shall be in writing, signed by the parties hereto, and neither Landlord nor Tenant shall be liable for any oral or implied agreements.


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     (108) As used in the previous sentence, the phrase "reasonable period of time" means, as to Landlord thirty (30) days and, as to Landlord's lender, sixty (60) days, in each case within which to effect a cure or commence a cure and thereafter diligently prosecute the same to completion.

     LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS
     OR WARRANTIES, EXPRESSED OR IMPLIED, WITH REGARD TO THE PROJECT, THE BUILDING, THE PREMISES OR OTHERWISE OR THE SUITABILITY THEREOF FOR TENANT'S BUSINESS, EXCEPT AS EXPRESSLY STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT REPLY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

C.   WAIVER

     Any waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Lease. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act by Tenant. The acceptance of rent or other sums payable hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

D.   SHORT FORM OR MEMORANDUM OF LEASE

     Tenant agrees, at the request of Landlord, to execute, deliver, and acknowledge a short form or memorandum of this Lease satisfactory to counsel for Landlord, and Landlord may, in its sole discretion, record such short form or memorandum in the county where the Premises are located. Tenant shall not record this Lease, or a short form or memorandum of this Lease, without Landlord's prior written consent.

E.   TIME OF ESSENCE

     Time is of the essence in the performance of each provision of this Lease.

F.   EXAMINATION OF LEASE

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

G.   SEVERABILITY

     If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


H.   SURRENDER OF LEASE NOT MERGER

     Neither the voluntary or other surrender of the Lease by Tenant nor the mutual cancellation thereof shall cause a merger of the titles of Landlord and Tenant, but such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any such subleases.

I.   CORPORATE AUTHORITY

     If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants (1) that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant in accordance with the By-laws of Tenant and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, concurrently with delivery of an executed Lease to Landlord, deliver to Landlord a certified copy of a resolution of its Board of Directors authorizing or ratifying the execution of this Lease.

J.   GOVERNING LAW

     This Lease and the right and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the local laws of the State in which the Project is located.

K.   FORCE MAJEURE

     If the performance by (109) Landlord of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of (110) Landlord, then the period for (111) Landlord's performance of the provision shall be automatically extended for the same time (112) Landlord is so delayed or hindered. (113)

L.   USE OF LANGUAGE

     Words of gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

M.   SUCCESSORS

     The terms, conditions and covenants contained in the Lease inure to the benefit of and are binding on, the parties hereto and their respective successors in interest, assigns and legal representatives, except as otherwise herein expressly provided. All rights, privileges, immunities and duties of Landlord under this Lease, including without limitation, notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

N.   NO REDUCTION OF RENTAL

     Except as otherwise expressly and unequivocally provided in this Lease, Tenant shall not for any reason withhold or reduce the amounts payable by Tenant under this Lease, it being understood that the obligations of Landlord hereunder are independent of Tenant's obligations. If Landlord is required by governmental authority to reduce energy consumption or impose a parking or similar charge with respect to the Premises, Building


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     (109)  a party

     (110)  the party required to perform

     (111)  the performing party's

     (112)  the party required to perform

     (113) The foregoing shall not, however, apply to delay payment of rent.

     or Project, to restrict the hours of operation of, limit access to, or reduce parking spaces available at the Building, or take other limiting actions, then Tenant is not entitled to abatement or reduction of rent or to terminate this Lease.

O.   NO PARTNERSHIP

     Notwithstanding anything else to the contrary, Landlord is not, and under no circumstances shall it be considered to be, a partner of Tenant, or engaged in a joint venture with Tenant.

P.   EXHIBITS

     All exhibits attached hereto are made a part hereof and are incorporated herein by a reference. A complete list of said exhibits is set forth in the Table of Contents.

Q.   INDEMNITIES

     The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (a) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.


R.   NONDISCLOSURE OF LEASE TERMS

     Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants of the Project. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Project, or any portion thereof, and either party may disclose the terms hereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns, (114) to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublease or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry (115) and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights and obligations of the parties hereunder.


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     (114)  to its attorneys,

     (115)  (including in connection with a public offering)

SECTION XXXIV. EXECUTION

This Lease may be executed in several duplicate counterparts, each of which shall be deemed an original of this Lease for all purposes.

SECTION XXXV.  ADDENDUM

See Addendum attached hereto and incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions, any typed addenda appended hereto and all Exhibits appended hereto, on the dates indicated below, the later of which shall be deemed the date of execution of this Lease.


              "TENANT"                                "LANDLORD"

EARTHLINK NETWORK, INC.                  THE MUTUAL LIFE INSURANCE
a Delaware corporation                   COMPANY OF NEW YORK, a New
                                         York corporation

By:  /s/ BARRY HALL                      By:  /s/  STUART J. SIMON
   ---------------------------------        ---------------------------------
   Name:   Barry Hall                         Stuart J. Simon
        ----------------------------          Senior Vice President
   Title:  Chief Financial Officer            ARES Realty Capital, Inc.
         ---------------------------          Authorized Signatory

By:   /s/ CHARLES G. BERRY               Dated:    10/10/96
   ---------------------------------          ---------------------------------
   Name:   Charles G. Berry
       -----------------------------
   Title:  Chief Executive Officer
        ----------------------------

Dated:    20 September 96
     -------------------------------

                  ADDENDUM TO LEASE BETWEEN THE MUTUAL LIFE INSURANCE COMPANY
               OF NEW YORK, AS LANDLORD, AND EARTHLINK NETWORK, INC., AS TENANT,
                                   DATED SEPTEMBER __, 1996


SECTION XXXV. ADDENDUM

A.  PREMISES

    (1)    RIGHT OF FIRST REFUSAL

           During the twelve (12) month period commencing on the Lease Commencement Date, Tenant shall have a one-time right of first refusal to lease the second floor of the Building (the "Expansion Space") from Landlord if, after the Lease Commencement Date and during the initial Term of this Lease, Landlord is or becomes interested in marketing such space. Landlord shall notify Tenant in writing upon receipt by Landlord from a third party of an offer for any portion of the Expansion Space (including all) that Landlord desires to accept. Tenant shall, within (5) business days following its receipt of Landlord's notice, indicate in writing its intention to add to the Premises the entire portion of the Expansion Space (including all) so offered by Landlord on the terms and conditions specified herein. Any failure by Tenant to respond to Landlord's notice within such five (5) business day period, or any notice by Tenant specifying Tenant's acceptance of the Expansion Space on terms other than those set forth herein or of only a portion of the Expansion Space so offered by Landlord, shall cause Tenant's rights under this subsection A.(1) to terminate with respect to the Expansion Space so offered, and Landlord shall thereafter be free to lease the Expansion Space so offered to another party at any rate and on any terms Landlord chooses.

           If Tenant is entitled to and gives notice to Landlord within such five (5) business days of its desire to add the offered Expansion Space to the Premises, the entire Expansion Space shall be added to the Premises on the following terms and conditions: the Expansion Space so offered shall be delivered by Landlord to Tenant as soon as the same is available and shall be added to the Premises on the same terms and conditions set forth in this Lease with respect to the Premises (except that the Security Deposit for the Expansion Space shall be prorated such that Tenant shall deposit an amount equal to $1.455 per square foot of Rentable Area within the Expansion Space (per year) of the balance of the Term with respect to such Expansion Space, the Tenant Allowance shall be an amount equal to $2.50 per square foot of Rentable Area within the Expansion Space per year of the balance of the Term with respect to the Expansion Space and the Lease Commencement Date with respect to the Expansion Space shall be a date selected by Landlord as the date for Substantial Completion of Landlord's Work therein) AND the balance of the Expansion Space (i.e., the portion of the Expansion Space, if any, not covered by the third party offer) shall be added to the Premises and delivered by Landlord to Tenant on the day before the first anniversary of the date Landlord's notice offering Tenant the Expansion Space was given (or sooner, if mutually agreed in writing by Landlord and Tenant), on the terms and conditions set forth herein with respect to the Expansion Space identified in Landlord's notice.

           Notwithstanding anything to the contrary contained in this subsection A.(1), Landlord shall be required to offer any portion of the Expansion Space (including all) to Tenant, and Tenant shall be entitled to exercise its rights hereunder with respect thereto, only if, at the time of such offer and exercise, respectively, Tenant is not in default under any of the terms, conditions, provisions or covenants of this Lease, and there has not then occurred an event which, with notice and/or lapse of time, would constitute such a default.

    (2)    OPTION TO EXPAND

           During the twelve (12) month period commencing on the Lease Commencement Date, and so long as no event has previously occurred giving rise to Landlord's obligations to give notice to Tenant pursuant to clause (1) of this subsection A. above, Tenant shall have the option to lease the entire Expansion Space by giving to Landlord written notice of its election to do so. Provided that Tenant is entitled to and gives notice to Landlord as provided in the foregoing sentence, the entire Expansion Space shall be added to the Premises as soon as the same is available on the terms and conditions set forth herein with respect to the Premises (except that the Security Deposit for the Expansion Space shall be prorated such that Tenant shall deposit an amount equal to $1.455 per square foot of Rentable Area within the Expansion Space per year of the balance of the Term with respect to such Expansion Space, the Tenant Allowance shall be an amount equal to $2.50 per square foot of Rentable Area within the Expansion Space per year of the balance of the Term with respect to the Expansion Space and the Lease Commencement Date with respect to the Expansion Space shall be a date selected by Landlord as the date for Substantial Completion of Landlord's Work therein). Notwithstanding anything to the contrary contained in this subsection A.(2), Tenant shall be entitled to exercise its rights hereunder with respect to the Expansion Space only if, at the time of such offer and exercise, respectively, Tenant is not in default under any of the terms, conditions, provisions or covenants of this Lease, and there has not then occurred an event which, with notice and/or lapse of time, would constitute such a default.

B.  OPTIONS TO EXTEND TERM

    Provided that Tenant is not in default hereunder either at the date Tenant's notice of exercise is given or on the date an Additional Term (as defined below) would otherwise commence, Tenant shall have the option to extend the Term with respect to the entire Premises then leased to Tenant by two (2) additional periods of five (5) years each (each, an "Additional Term"). Tenant's option for the first Additional Term (the "First Additional Term") shall be exercised, if at all, by written notice to Landlord given at least six (6) and no more than nine
    (9) months prior to the Expiration Date determined pursuant to
    Section I. of this Lease. Tenant's option for the second Additional Term, if any (the "Second Additional Term"), shall be exercisable by Tenant only if Tenant has previously exercised the option for the First Additional Term and shall be exercised, if at all, by written notice to Landlord given at least six (6) and no more than nine (9) months prior to the expiration date of the First Additional Term. If Tenant is entitled to and gives notice in the manner and within the time set forth in this subsection B., then the Term shall be extended by the applicable Additional Term, on all of the conditions set forth in this Lease for the Premises for original Term, except that parking rates shall be at then-current fair market value:

    (1) Monthly Rental for each Additional Term shall be determined as follows:

           (a)    Monthly Rental for each Additional Term
                  shall be 95% of fair market rental rate or rates for comparable buildings (considering size, age, quality, utility, location, access, improvements and amenities) located within the general geographic location of the Project, as reasonably determined by Landlord. Landlord shall, upon receipt of Tenant's notice provided for above and at least three (3) months prior to the then-current Expiration Date, notify Tenant in writing of its determination of the fair market rental rate or rates for parking and for the purpose of determining Monthly Rental for the ensuing Additional Term.

           (b) Within ten (10) days after such notice is given, Tenant may elect in written notice to Landlord either to (i) unequivocally accept such Monthly Rental for the ensuing Additional Term as determined by Landlord or (ii) submit the matter of the fair market value for the purpose of determining Monthly rental (only) to appraisal in accordance with (c) below. Tenant's failure to make a written election strictly in accordance with the preceding sentence shall be deemed to be an acceptance of the Monthly Rental as determined by Landlord, EXCEPT that an equivocal acceptance of the Monthly Rental shall be deemed an election by Tenant to submit the matter of the fair market value for the purpose of determining Monthly rental (only) to appraisal in accordance with (c) below; and

           (c)    If Tenant elects or is deemed to have
                  elected to submit the matter to appraisal in accordance with (b) above, then each party shall, by written notice to the other party given within ten (10) days after such election or deemed election by Tenant, select an appraiser. If either party shall fail to select an appraiser in such manner and within such time, the single appraiser actually selected shall perform the appraisal. If each party timely and properly selects an appraiser, the two appraisers selected by the parties shall determine and attempt to agree on the fair market rental value for the ensuing Additional Term within thirty (30) days after their appointment; if they are unable to so agree and their appraised values differ by more than five percent (5%) in the aggregate over the ensuing Additional Term, the two appraisers shall, by written notice to Landlord and Tenant, select a third appraiser within five (5) days after expiration of the thirty (30) day period within which they were to determine and agree on the fair market rental, which third appraiser shall analyze the fair market rental for the ensuing Additional Term. If they cannot agree on a third appraiser within such time period, or if both parties fail to select an appraiser in the manner and within the time herein provided, either party may have the third (or sole, if applicable) appraiser appointed by application to the presiding judge of the Los Angeles County Superior Court or his or her designee. If the appraised values of the first two appraisers are within five percent (5%) in the aggregate over the ensuing Additional Term, then Landlord shall calculate the average of the two appraised values as a flat rental rate for the ensuing Additional Term, which average shall be the fair market rental rate for such Additional Term.

                  The appraisers shall have the MAI designation and a minimum of ten (10) years experience in the Los Angeles County (Glendale/Pasadena) office market. Each of the first two appraisers shall analyze the fair market rental value of the Premises and shall give written notice to the parties of his or her appraisal within thirty (30) days following his or her appointment or selection, but in no event later than the commencement of the Additional Term. If a single appraiser is used, his or her determination shall be the fair market rental rate. If three appraisers are used, the third appraiser shall select one of the values determined by the first two appraisers as the fair market rental rate. The cost of the appraisals shall be shared equally by Landlord and Tenant;

    (2) The provisions of Sections III.B. and C. and EXHIBIT C shall not apply to the Additional Term; and

    (3) In the case of the First Additional Term, there shall be one further option to extend the Term, and, in the case of the Second Additional Term, there shall be no further options to extend the Term. In the event Tenant fails or is not entitled to exercise its option for the First Additional Term, or Tenant is deemed

           (pursuant to (1)(b) above) to have elected to terminate the Lease upon receipt of Landlord's notice of the fair market rental for the First Additional Term, then Tenant's option for the Second Additional Term shall lapse and shall thereafter not be exercisable by Tenant.

C.  COMMON OPERATING COSTS

    (1)    As used in this Lease, the term "Project Operating
           Costs" shall include all costs of the type included in Common Operating Costs applicable to the Common Areas and/or the Project in general, such as real property taxes applicable to the Common Areas, liability insurance with respect to the Common Areas, maintenance service for the buildings within the Project and repair costs with respect to the Project or any equipment or machinery therein, but excluding costs which are directly and separately identifiable to the operation and maintenance of the Building or other buildings within the Project. Common Operating Costs shall also include the Building's share of Project Operating Costs, which shall include, as appropriate, liability and other insurance with respect the the Project generally, expenses of operating and maintaining the parking structures, landscaping expenses for exterior landscaping within the Project, security services for the Project, property management fees and costs for a manager and fees and other charges in connection with membership in energy conservation associations and traffic management organizations. To the extent that, in Landlord's sole but reasonable judgment, it may not be equitable to allocate certain Project Operating Costs on a pro rata basis based upon the Rentable Areas of the buildings in the Project, as the case may be, then Landlord may allocate the same on such basis as Landlord, in its sole but reasonable judgment, determines to be equitable.

    (2) Notwithstanding anything to the contrary in the Lease, Tenant's Proportionate Share of any and all costs of providing janitorial service to the Premises which are includable in Common Operating Costs in accordance with this Lease shall be payable by Tenant, commencing on the Lease Commencement Date and on the first day of each calendar month in the Term thereafter, without any deduction for the Base Operating Expense attributable to such janitorial services. In addition, electrical service to the Premises will be separately metered, and Tenant shall pay such separately metered costs directly to the providers of such utilities as provided in Section IX.A. of the Lease. Accordingly, costs attributable to tenant-area janitorial services and/or to tenant-area electrical shall be excluded from the Base Operating Expense, and Tenant's Proportionate Share of all Common Operating Costs, other than such janitorial and electrical utility costs, shall be determined by reference to the Base Operating Expense, as so reduced.

    (3) In the event that during all or any portion of any calendar year, including the year used in calculating the Base Operating Expense, the Building is not assessed as a completed building, at such time as the Building is thereafter assessed as a fully completed building, Landlord shall make an adjustment to the Common Operating Costs for such year (including the year for the Base Operating Expense, if applicable) employing sound accounting and management principles, to reflect the Common Operating Costs that would have been paid or incurred by Landlord had the Building been fully completed. In no event shall Landlord be entitled to recover from tenants of the Project more than one hundred percent (100%), in the aggregate, of the increase in Common Operating Costs actually incurred by Landlord.

    (4) Notwithstanding the foregoing, the follow shall not be included in Common Operating Costs (or shall be deducted therefrom if included therein):

           (a) Costs incurred by Landlord in performing or providing special work or services to a particular tenant of the Project at such tenant's cost, and costs of any additions, changes, replacements and other items to tenant-area premises which are made exclusively to prepare for a new tenant's occupancy and which benefit only that particular tenant;

          (b) Compensation paid to officers and executives of Landlord and of Landlord's managing agent who are not directly involved in the management of the Project;

          (c) Costs which were previously included in Common Operating Costs for either the base year (i.e., 1997) or any other year during the Term which are reimbursed to Landlord by insurance or condemnation proceeds, under warranty or otherwise outside of Common Operating Costs;

          (d) Costs of repairs or restoration incurred by reason of fire or other casualty if and to the extent that Landlord failed to obtain insurance against such fire or casualty, if such insurance was available at commercially reasonable rates and was required to be carried by Landlord pursuant to this Lease; provided, however, that the foregoing shall not apply to preclude Landlord from including in Common Operating Costs the deductible amounts under insurance policies maintained by Landlord;

          (e) Any financing or refinancing costs and expenses secured by real estate within the Project including, but not limited to, interest or amortization on debt and rent under any ground or underlying lease;

          (f) Any real estate brokerage commissions or other costs incurred in procuring tenants or any fee or other form of compensation in lieu of such commission;

          (g) Any media advertising or any other advertising expenses incurred in connection with the marketing of the Building or any rentable space therein; provided, however, that the foregoing shall not apply to preclude Landlord from including in Common Operating Costs, costs incurred in connection with signage for the Project which is not exclusively for marketing purposes;

          (h) Costs of capital repairs, replacements or improvements (as reasonably determined by Landlord) except: (i) to the extent the same are amortized over the reasonable useful life of the item as reasonably determined by Landlord and included in Common Operating Costs as so amortized, or (ii) those designed to reduce Common Operating Costs; provided, however, in no event shall the foregoing apply to preclude Landlord from including in Common Operating Costs, costs of routine maintenance and repair;

          (i) Rental payments for base building equipment, such as HVAC equipment and elevators, which, if purchased by Landlord, would be excluded from Common Operating Costs pursuant to item (h) above; provided, however, in no event shall the foregoing preclude Landlord from including in Common Operating Costs rental payments for equipment leased temporarily (e.g., in order to facilitate repair or replacement of Building equipment) or equipment leased to perform routine maintenance and repair
               (e.g., window washing equipment);

          (j) Depreciation or amortization which would be excluded pursuant to items (h) or (i) above;

          (k) Costs for materials or services paid to a related person or entity, if and to the extent that such costs exceed the amount that would have been paid if the services or materials had been procured from an unrelated person or entity;

          (l) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building or the Project which would not otherwise be included in Common Operating Costs in the absence of such default;

          (m) Fines or penalties for late payments or non-compliance with laws assessed against Landlord as a result of Landlord's negligence;

          (n) Painting or decorating space in the Project other than the Common Areas and/or the management office at the Building; and

          (o) Costs incurred in connection with bringing the Premises, Building, Project or Common Areas into initial compliance with any laws as in effect and as applicable thereto as of the date of this Lease.


     (5) Upon receipt of Tenant's notice protesting an Annual Statement delivered to Tenant by Landlord pursuant to Section V.C. of the Lease, Landlord will provide to Tenant reasonable documentary back-up for those item(s) protested by Tenant. Tenant shall pay to Landlord upon demand as additional rent the costs and expenses incurred by Landlord in responding to such request. In the event that, upon reviewing the back-up so provided by Landlord, Tenant disagrees with the amount charged by Landlord to Tenant for any such item, Tenant may so notify Landlord. If Landlord agrees with the findings of Tenant, then an appropriate adjustment shall be made. In the event that there is a disagreement, then Landlord and Tenant shall each identify an accountant, who shall meet to resolve the dispute, whose determination shall be binding upon Landlord and Tenant. Any such dispute must be resolved within nine (9) months after the end of the year to which the Annual Statement applies.

D.   SECURITY DEPOSIT

     All or any portion of the Security Deposit described in Section I.L. of the Lease may be provided by Tenant in the form of one or more irrevocable letters of credit from an independent financial institution selected by Tenant and acceptable to Landlord in the form of EXHIBIT "I" hereto (collectively (if applicable) the "Letter of Credit"). If Tenant elects to provide a Letter of Credit to satisfy all or a portion of its obligations pursuant to Sections I.L. and VI. of the Lease, Tenant shall deliver to Landlord, concurrently with the execution and delivery of this Lease, cash and/or a Letter of Credit in the aggregate amount of Eight Hundred Thousand Dollars ($800,000.00) as security for Tenant's full and faithful performance of its obligations and payment of amounts due pursuant to this Lease. Notwithstanding anything to the contrary herein, in no event shall Landlord be required to accept a letter of credit in excess of, in the aggregate, Four Hundred Thousand Dollars ($400,000.00) from any one financial institution. Notwithstanding the foregoing sentence, (a) Landlord hereby agrees that the Letter of Credit initially provided to Landlord upon execution and delivery of this Lease may be drawn on Union Bank of California in the entire amount required to be posted (i.e., $800,000.00) and (b) prior to renewing the Letter of Credit annually, Tenant shall give notice to Landlord of the financial institution(s) with whom Tenant proposes to renew the Letter of Credit for the ensuing year, and Landlord shall have the right to approve such financial institution(s) for the renewal Letter of Credit, and may require Tenant to provide two Letters of Credit if the aggregate amount thereof is greater than Four Hundred Thousand Dollars ($400,000.00) if Landlord, in its sole but reasonable discretion, deems the financial strength of the proposed financial institution to be insufficient.
     Any Letter of Credit
     provided hereunder shall be as available to Landlord as if the same were a cash security deposit made pursuant to Section VI. of the Lease. Any such Letter of Credit shall be renewed by Tenant annually, on or before its expiration date and, if Landlord does not receive an original replacement letter of credit at least three (3) business days prior to the expiration date of an expiring Letter of Credit, then Landlord shall have the right to draw the as-yet unexpired Letter of Credit in full; provided, however, that in the absence of the occurrence, prior to the applicable anniversary date set forth below, of any event giving rise to Landlord's right to use, apply or retain all or any part of the Security Deposit pursuant to Section VI. of the Lease (herein, an "Event"), then Tenant's obligation shall be to renew the Letter of Credit in an applicable amount (in the aggregate, if applicable, with other Letters of Credit provided hereunder) set forth below. The occurrence of an Event prior to any anniversary date set forth below shall cause Tenant's obligation to provide the Letter of Credit pursuant to this Addendum Section to continue thereafter without any of the subsequent reductions described herein.


     Anniversary Date             Amount of Renewed Letter of Credit
     ----------------             ----------------------------------
     1st "Anniversary"*           $700,000.00
     2nd  Anniversary             $600,000.00
     3rd  Anniversary             $500,000.00
     4th  Anniversary             $400,000.00
     5th  Anniversary             $300,000.00
     6th  Anniversary             $200,000.00
     7th  Anniversary             $100,000.00
     8th  Anniversary             -0-

     As used in the foregoing table, the term "Anniversary" refers to the applicable anniversary of the Lease Commencement Date specified in the table.

E.   HAZARDOUS MATERIALS

     (1) To the best of Landlord's knowledge, Landlord has not itself used the Building or Project in violation of governmental laws and regulations governing Hazardous Materials applicable to the Project and, Landlord's actual knowledge, the Building does not contain any Hazardous Materials in violation of law and/or friable asbestos, and the only non-friable asbestos discovered in the Building is in roofing materials located on the roof of the Building. Notwithstanding anything to the contrary in this Lease, in the event that Hazardous Materials are discovered in the Project, the presence of which is not caused by a breach of the obligations of Tenant set forth in Section VI.C. of the Lease, Landlord shall, at Landlord's sole cost and expense, remove, remediate, or otherwise deal with such Hazardous Materials if, as and when required by applicable governmental authorities.

     (2) Due to the former existence of a landfill in the area of the Project, a methane venting system has been installed at the Project and on adjacent properties. In addition, a nearby property owner, whose property is closer to the Southern California Edison (SCE) power lines which are in the general geographic area of the Project, has experienced some interference with MacIntosh computers adjacent to the walls of its premises nearest the power lines, which may be caused by electric and magnetic fields which may be being induced by the SCE power lines. Landlord is unaware of any similar or related complaints from the occupant of the other building at the Project or from the former occupant of the Building. Information with respect to the possible effects of power lines on equipment and human health is available from SCE, and Landlord will make available to Tenant upon request a copy of such SCE information and any other environmental reports in Landlord's possession regarding the Project. Tenant accepts the Premises "AS-IS" with respect to the SCE power lines and the effect thereof.

F.   SERVICE AND UTILITIES

     Access to the Building is available 24 hours per day, 7 days per week via a card-key security system. Landlord may assess a charge for any access cards for such system provided to Tenant and/or its employees. Utilities are, subject to Section XXXIII.K. below, available 24 hours per day, subject to Tenant's payment to Landlord of the reasonable costs thereof, as determined by Landlord. In the event that the Premises are not separately zoned such that after-hours HVAC can be made available to the Premises (only), and Tenant requests after-hours HVAC service to the Premises at the same time as a tenant or occupant of another area of the Building which is in the same zone as the Premises requests the same, then (unless the fees to Tenant and such other tenant or occupant are prorated by Landlord) any fees received by Landlord for such after-hours HVAC from such other tenant or occupant for any period of time for which Tenant is assessed a charge for after-hours HVAC shall be applied to reduce the charge imposed on Tenant.

G.   JANITORIAL SERVICE

     So long as Tenant is the only occupant of the Building, Tenant may provide janitorial service to the Premises, the scope and the provider of which are subject to Landlord's prior written approval. Landlord hereby approves Omni Facility Group of Pasadena as the initial provider of Tenant's janitorial service; provided, however, that Landlord reserves the right to approve the proposed scope of such provider's service and the contract therefor, and further reserves the right to require Tenant to replace such provider (and any subsequent provider) if Landlord determines that health, cleanliness or maintenance conditions are adversely affected by the standard and level of service provided. If Tenant elects to contract directly for janitorial service, Tenant shall provide to Landlord a copy of the contract therefor for Landlord's approval. In the event that another tenant or occupant takes occupancy of the Building, Landlord shall have the right to require that janitorial service to the Premises be provided by Landlord's contractor, at Tenant's cost as provided in Addendum Section XXXV.C.(2) above, in accordance with Landlord's standard janitorial specifications, a copy of which are attached to the Lease as EXHIBIT G, but which are subject to change from time to time.

H.   PARKING

     Landlord shall make available for the use of Tenant, its employees, contractors, agents and invitees up to 4 unreserved parking spaces per 1,000 square feet of Rentable Area, free of charge (subject to applicable governmental requirements) for the initial Term. If and so long as Tenant is the only tenant in the Building, Tenant may, with Landlord's prior written consent, restrict access to the parking area serving the Building so long as Landlord and its agents, employees and invitees are provided free access thereto and any improvements in connection therewith are treated as "Alterations" within the meaning of Section XII. of the Lease.

I.   SIGNAGE

     Notwithstanding anything to the contrary in Section XXVIII. of the Lease, Tenant may install on or before the Lease Commencement Date, at Tenant's sole cost and expense, one sign indicating Tenant's name on the Building and may erect a monument sign for the Project, and, on such date (if any) as the entire second floor is added to the Premises pursuant to Addendum
     Section XXXV.A. above upon exercise by Tenant of its rights thereunder, a second such sign above the entrance to the Building, and in each case the contents, design, size, materials, location and method of application of each such sign shall be subject to Landlord's prior written approval and compliance with the CC&Rs for the Project, all applicable sign programs and all other governmental requirements then in effect for the Project. From and after the date, if any, that Tenant leases the entire Building, and so long as there is no other occupant of the Building, Landlord shall not grant to any other person any rights to erect or maintain Building identification signage on the Building. In no event shall governmental disapproval of any signage for Tenant constitute a default by Landlord pursuant to this Lease. Tenant shall be solely responsible to insure all signage erected by Tenant pursuant to this subsection I. and to maintain such signage in first-class condition at all times; provided, however, if Tenant fails to insure, repair or otherwise maintain any such signage within ten (10) days after request therefor by Landlord, Landlord may obtain insurance and/or perform any necessary repairs or maintenance for the account of Tenant, and any and all amounts incurred by Landlord in connection therewith shall be due and payable by Tenant to Landlord within ten (10) days after demand therefor as additional rent. Notwithstanding anything to the contrary in this Lease, upon the expiration or earlier termination of this Lease, Tenant shall be responsible, as to both cost and performance, for removing Tenant's Building sign(s) and Tenant's name from the monument sign and returning the surface to which such signs were affixed to the condition they were in prior to such installation, including without limitation removal of any discoloration.

J.   INTERPRETATION

     This Addendum is attached to and forms a part of the Lease. In the event of any inconsistency between the provisions of this Addendum and the balance of the Lease, the provisions of this Addendum shall control.

                                             EXHIBIT A

                                     SITE PLAN FOR THE PROJECT


                                              [MAP]




                                              EXHIBIT A

                                              EXHIBIT B

                                     FLOOR PLAN OF THE PREMISES

                                                [MAP]





                                               EXHIBIT B

                                                EXHIBIT C

                                       CONSTRUCTION WORK LETTER
                                           (Tenant Allowance)

In connection with the Lease to which this Work Letter is attached and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

1.  BASE BUILDING.

    Landlord and Tenant understand and acknowledge that this Work Letter Agreement relates only to "non-base building" work in the Premises. The "base building work" has or will be performed by Landlord at Landlord's sole cost and expense. The term "base building work" means and refers to the following elements of the initial (i.e., first floor) Premises: concrete floors (without above-standard floor covering, i.e., in a condition such that Tenant is not required to perform above-standard floor preparation (e.g., no excessive cracking, hazing or spalling), but Landlord shall not be required, e.g., to remove existing standard flooring, remove mastic or depress the floor for Tenant's finishes)), perimeter walls in place (which may require wall repair, removal of existing wall-covering, preparation of walls to receive covering and/or utility device removal and/or installation by Tenant), existing 2x2 "fine line" ceiling grid, including (on first floor (i.e., initial) Premises only) existing 2x4 parabolic light fixtures (which may require modification to conform with Tenant's plans), finished toilet rooms upgraded (if necessary) to conform to current California Handicap and ADA code compliance, closets for telephone and electrical systems (but not the systems themselves) and building systems as follows: elevator system upgraded (if necessary) to conform to current California Handicap and ADA code compliance, mechanical (including heating, ventilating and air-conditioning systems, which may require modification by Tenant to conform with Tenant's distribution plan), electrical and plumbing systems, all within the Building core only.

    The "base building work" shall also include the building exterior, grounds and parking lot (including striping and accessibility relative to California Handicap law and ADA code compliance), corridors connecting the new building lobby; (see Section 4 as it pertains to the new building lobby), to exits as required by code and to the elevator vestibules (but not exterior doors for the Premises, and excluding the cost of the interior half of all walls, i.e., corridor walls and demising walls, which adjoin the Premises).

    Notwithstanding anything to the contrary herein, any changes in existing improvements required to be performed above the drop-ceiling within the Premises and/or below the roof of the Building shall not be included in "base building work;" provided, however, that "base building work" shall include any repair required to be performed to existing HVAC equipment on the roof of the Building to render the same operable (i.e., to ensure there is out-take and in-take capacity).

2.  SPACE PLANS AND GENERAL SPECIFICATIONS.

    a.  The tenant improvements in the Premises consist of two components:
        (i) improvements to the data center portion of the Premises, which is located approximately as indicated on EXHIBIT B hereto (the "Data Center") and (ii) improvements to the balance of the Premises ("Landlord's Work" and, collectively with the Data Center improvements, the "Tenant Improvements"). Tenant shall be solely responsible, subject to Landlord's approval of the plans therefor, to coordinate with Landlord's construction manager, ARES, Inc. ("ARES"), in connection therewith and to Section 4.f. below, for all work to be performed in the Data Center, both as to payment and performance. Landlord


                                    EXHIBIT C,
                                    ---------
                                     Page 1
        shall be responsible to perform Landlord's Work and, subject to
        Section 4.e. below, for payment of costs incurred in connection therewith.

    b. Upon execution of the Lease, Tenant shall (i) authorize Wirt Design Group ("ELN Spaceplanner") to coordinate the development of space plans for the tenant improvements with ARES and Compel Corporation ("Tenant's Contractor") and (ii) authorize Tenant's Contractor to construct the improvements for the Data Center (the "Data Center Improvements") on a design/build basis for Tenant. ELN Spaceplanner will work with MEP and structural engineers selected or approved by Landlord to assure complete coordination of Landlord's Work and the Data Center.

    c. Upon execution of the Lease, ARES shall republish the Work Schedule attached hereto as EXHIBIT C-1 (which schedule is hereby approved by Landlord and Tenant in all respects, including as to sequence, resources, phasing and duration of tasks), inserting the date of mutual execution and delivery of the Lease and the balance of the dates based on the time periods specified therein, and shall distribute the Work Schedule, as so revised, to Tenant. Upon execution of the Lease, ARES and Tenant's Contractor shall together develop a complete list of subcontractors for review by Tenant and ELN Spaceplanner and their respective engineers and consultants. The final subcontractor list approved by both Landlord and Tenant in writing will designate those subcontractors who may be requested to perform the Tenant Improvements.

    d. Tenant shall cause ELN Spaceplanner to prepare space plans for the Tenant Improvements for submission to Landlord for Landlord's approval on or before the date specified therefor on the Work Schedule, which space plans, together with general descriptions of construction techniques, materials and finishes proposed for Landlord's Work, for the Data Center and for the common lobby on the first floor of the Building described in Section 4.b. below, shall be delivered to Landlord for review and approval. Landlord shall approve or disapprove said plans, in writing, within three (3) days of receipt thereof as reflected on the Work Schedule. If Landlord timely notifies Tenant of any disapproval of the space plans, Landlord's notice of disapproval shall also set forth its reasons for disapproval and suggested revisions to the space plans in order to satisfy Landlord's concerns. Once the space plans have been approved by both Landlord and Tenant (as so approved, the "Space Plans"), Landlord shall develop from the Space Plans, within five (5) days after final approval of the Space Plans and delivery to Landlord of final Space Plans, a detailed "line-item" cost budget for Landlord's Work which shall be presented to ELN Spaceplanner and Tenant for review in budgeting.

3.  CONSTRUCTION DRAWINGS AND DETAILED SPECIFICATIONS.

    a. Upon approval of the Space Plans by Landlord and Tenant and Tenant's approval of the budget for Landlord's Work, ELN Spaceplanner, together with the MEP and structural engineers approved by Landlord, will develop working drawings for Landlord's Work and for the Data Center. After approval by Tenant, the working drawings shall be submitted to Landlord for review and approval. Landlord shall approve or disapprove said drawings, in writing, within three (3) days of receipt thereof as reflected on the Work Schedule.

    b. After approval by Landlord and Tenant of the working drawings for the Tenant Improvements (as so approved, the "Working Drawings"), ELN Spaceplanner shall submit the drawings to the appropriate governmental body for plan checking and building permitting.

                                       EXHIBIT C,
                                       ---------
                                        Page 2

    c. After review by governmental authorities, ELN Spaceplanner, together with Landlord and Tenant, shall cause to be made any change in the Working Drawings necessary to obtain the building permit.

    d. The final set of Working Drawings prepared by ELN Spaceplanner will be issued to Tenant's Contractor and ARES concurrently to assure that the scheduling and execution of the Tenant Improvements are completely coordinated.

    e. After final approval of the Working Drawings, subject to Section 4.c. above, no further changes thereto may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes. Futhermore, Tenant shall be liable for any delays in completing the Tenant Improvements, if any, resulting from such changes. See "Over Tenant Allowance Payment Schedule", Section 6.

4.  COST OF TENANT IMPROVEMENTS.

    a. Landlord shall pay the cost of the Tenant Improvements to be made pursuant to the Space Plans, up to a total amount (inclusive of all architectural, engineering, space planning, construction management, permitting and other fees of Landlord in connection therewith) of $25.00 per square foot of Rentable Area (one million three hundred seventy-five and 00/100 dollars ($1,375,000.00); the "Tenant Allowance"). Tenant shall be responsible for any excess of the costs of Landlord's Work over the Tenant Allowance and, subject to Section 4.f. below, for the cost of the Data Center Improvements.

    b. Costs incurred by Landlord in constructing the new common area lobby on the first floor of the Building shall be Landlord's responsibility and shall not be reimbursed to Landlord from the Tenant Allowance.

    c. Costs incurred by Landlord in delivery of utilities to the existing equipment in the equipment room for the Building from which such systems are distributed to tenant(s) of the Building shall be Landlord's responsibility and shall not be reimbursed to Landlord from the Tenant Allowance.

    d. In the event that the estimated costs of the Tenant Improvements exceed the Tenant Allowance, Landlord shall so notify Tenant, submitting such estimate and Landlord's calculation of the excess. Tenant shall approve or disapprove the estimate in writing within seven (7) days of receipt of the same. Any notice of disapproval shall specify the reasons therefor. Tenant's failure to respond, in writing, to the estimate within such seven (7) day period shall be deemed approval of the estimate. If Tenant shall fail to approve any estimate in full within such seven (7) day period, Tenant shall be deemed to have disapproved the estimate, and Landlord shall not proceed with any Landlord's Work affected thereby. Landlord and Tenant shall thereafter cooperate to amend the plans and specifications for the Premises as necessary to obtain Tenant's approval of the cost of the Tenant Improvements; provided, however, that Tenant shall pay any costs resulting from such amendments and Tenant shall be liable for the delay in completing the Tenant Improvements and the increased costs in completing the affected Tenant
        Improvements, if any, in excess of the Tenant Allowance resulting from such delay. In addition, the cost of the changes requested by Tenant which are to be paid by Tenant as set forth herein shall include the contractor's charges and the construction management fee based on the total cost of construction of any additional Landlord's Work in excess of the Tenant Allowance. If Tenant approves any such estimate, it shall pay Landlord the amount of such estimate on account of Landlord's Work on a prorated basis as set forth in "Over Tenant Allowance Payment Schedule", Section 6.

                                      EXHIBIT C,
                                      ----------
                                       Page 3

    e. Landlord may credit against the Tenant Allowance (i.e., reduce the outstanding balance of the Tenant Allowance by) all costs incurred by Landlord in connection with the Tenant Improvements (excluding fees of engineers, space planners or architects hired by Landlord); permit fees; a construction management fee of five percent (5%) based on the total cost of Landlord's Work (which will be paid to an affiliate of Landlord, ARES, for construction management services rendered by
        ARES), profit and general conditions and other costs payable to reimburse to ARES actual costs incurred by ARES in connection with Landlord's Work and all hard construction costs.

    f. In the event that there is any excess of the Tenant Allowance after Landlord completely reconciles the cost of Landlord's Work and any other costs permitted by Landlord to be applied against the Tenant Allowance pursuant to Section 4.e. above, then Landlord shall so notify Tenant, and Tenant may request Landlord to disburse the balance of the Tenant Allowance to Tenant to cover actual, out-of-pocket costs incurred by Tenant in connection with the Tenant Improvements, including without limitation, costs of preparing the Space Plans and Working Drawings; fees and reimbursable expenses of professionals such as telephone/data consultants, mechanical, electrical, plumbing and structural engineers, permit fees and all hard construction costs including demountable full height walls and systems furniture and exterior Building identification signage. Disbursement of the balance, if any, of the Tenant Allowance pursuant to this subsection f. (the "Excess Allowance") shall be made by Landlord to Tenant upon Tenant's written request therefor and upon the last to occur of the following: (A) submission by Tenant to Landlord of a detailed list of improvements paid for with the Excess Allowance, (B) submission by Tenant to Landlord of (i) a copy of a Notice of Completion with respect to the Tenant's Work showing thereon the recording stamp of the Los Angeles County Recorder, (ii) evidence reasonably satisfactory to Landlord that all of Tenant's Work has been paid in full and that no claim of any mechanic or materialman may become a lien on the Premises and (iii) a copy of the inspection card for Tenant's Work with all final signatures complete,
        (C) completion of all punch-list items for Tenant's Work and (D) the expiration (without filing of a claim) of the applicable period within which a lien may be filed pursuant to California Civil Code
        Section 3114 ET SEQ.; provided, however, that in no event shall Landlord be required to pay the Excess Allowance or any portion thereof until and unless Tenant is not then in default pursuant to the Lease. Landlord shall be entitled to all tax benefits in connection with the allowed costs covered by the Tenant Allowance, including without limitation the Excess Allowance. Any application by Tenant for payment of the Excess Allowance shall be accompanied by documentary evidence reasonably satisfactory to Landlord as to the amount so requested by Tenant (including without limitation a detailed breakdown of any amount applied for on account of the construction contract for the Data Center), and by conditional liens executed by Tenant and its contractors or subcontractors in favor of Landlord in the amount of the installment to be paid by Landlord with respect to any permanent improvements covered thereby. As and when progress payments are made by Tenant with respect to Tenant's Work, Tenant shall obtain, from each person furnishing labor or material with respect to Tenant's Work, unconditional waivers and releases of lien claims in the forms required by California Civil Code Section 3262. All of Tenant's Work shall comply with all applicable governmental requirements.

    g. Upon completion by Landlord of Landlord's Work, Landlord shall determine the actual final cost of the work for the Premises to be paid for by Tenant in accordance with Section 4.d. above and shall submit a written statement of such amount to Tenant. If the estimate previously paid by Tenant for such work exceeds the actual cost of such work, such excess shall be credited by Landlord against the next rental coming due under the Lease. If the actual cost of such

                                      EXHIBIT C,
                                      ----------
                                       Page 4
        work exceeds the estimate therefor previously paid by Tenant, then
        Tenant shall pay such excess in full within ten (10) days of receipt of Landlord's invoice therefor.

5.  OVER TENANT ALLOWANCE PAYMENT SCHEDULE.

    Upon completion of bidding, if the maximum Tenant Allowance is less than the final approved cost of constructing Landlord's Work, Tenant shall have the following options for payment and/or reduction in payment liabilities to Landlord:

    a. Should the budget for Landlord's Work exceed the Tenant Allowance, Tenant shall pay Landlord the excess amount which is determined in accordance with Section 4.d. above (the "Excess Costs") in four (4) installments, as follows: thirty percent (30%) of the Excess Costs shall be paid to Landlord by Tenant concurrently with Tenant's approval of the estimate therefor in accordance with Section 4.d. (which approval shall constitute Tenant's authorization to Landlord to proceed with Landlord's Work); the second and third payments (which shall each be equal to thirty percent (30%) of the Excess Costs) shall be paid to Landlord by Tenant thirty (30) and sixty (60) days, respectively, following the date Landlord commences construction of Landlord's Work (which shall be conclusively evidenced by Landlord's written notice to Tenant that such construction has commenced); and the last payment of ten percent (10%) of the Excess Costs shall be paid to Landlord by Tenant upon completion by Landlord of the punchlist items for Landlord's Work in accordance with Section III.D. of the Lease and ELN Spaceplanner's "sign-off" to that effect.

    b. If, during the course of construction, Tenant elects to modify the scope of Landlord's Work, the subsequent increase or decrease in the cost thereof shall be prorated over the balance of the payments to be made by Landlord to Tenant pursuant to subsection a. above such that the final payment is ten percent (10%) of the total Excess Costs, and the balance of any such increase or decrease is spread evenly among the other payments remaining to be made.

6.  CONSTRUCTION OF TENANT IMPROVEMENTS.

    a. After the Working Drawings for the Tenant Improvements have been approved by Tenant and Landlord and while the building department is reviewing the plan submittals, ELN Spaceplanner shall coordinate with the structural engineers to issue a complete set of construction drawings for competitive bid.

    b. Concurrently, Landlord shall cause its contractor, or subcontractors, to complete the "base building" work required by the Work Schedule to be completed prior to commencement of construction of the Tenant Improvements.

    c. All work, including the Tenant Improvements, shall be performed in compliance with the ADA, the Space Plans and Working Drawings, and shall be completed, subject to "Force Majeure" (as that term is defined in Section XXXIII.K. of the Lease), on or before the respective dates specified therefor on the Work Schedule. Notwithstanding the foregoing, installation or construction of Landlord's Work requested by Tenant after approval of the Space Plans, or otherwise affected by any such request, shall not commence until Tenant shall have approved the estimated cost thereof in accordance with Section 4.d. above.

    d. The construction of the Data Center shall not be included in Landlord's Work and shall be performed by Tenant's Contractor under separate contract with Tenant. Landlord shall have the right to approve the contractor for the Data Center Improvements, and the form of the contract Tenant proposes to use, which

                                     EXHIBIT C,
                                     ----------
                                      Page 5
        contract shall meet the requirements of Section XII. of the Lease and shall contain a waiver, executed by the contractor on behalf of its and all subcontractors and in favor of Landlord, specifically waiving any and all rights to recover any amount from Landlord on account of the performance of the Data Center Improvements and waiving all lien rights with respect to Landlord's interest in the Premises, Building and Project. It shall be Tenant's sole responsibility, in a timely manner and (subject to Section 4.f. above) at Tenant's sole cost and expense, to perform all work necessary to completely segregate the Data Center from the balance of the Premises (which work shall be considered a Data Center Improvement) on or before December 19, 1996, including without limitation to relocate any utilities serving the balance of the Premises from the Data Center, such that the Data Center is completely self-sufficient and separate from the balance of the Premises and such that Tenant Improvements can be constructed concurrently in the Data Center, by Tenant, and in the balance of the Premises, by Landlord, without any interference and/or interdependency in connection therewith.

7.  COMPLETION AND LEASE COMMENCEMENT DATE.

    If the Lease Commencement Date of the Lease, as determined under Sections I.G. and III.C., is delayed by any of the following, then the Lease Commencement Date of the Lease and the payment of rent shall be accelerated (i.e., moved earlier in time) by the number of days of such delay:

    a. Tenant's failure to approve or furnish Space Plans or Working Drawings or failure to approve any other item (including without limitation estimates) or perform any other obligation in accordance with and by the dates specified herein or in the Work Schedule.

    b. Any delays caused by ELN Spaceplanner and/or Tenant's Contractor; provided, however, that any delays prior to December 19, 1996 that do not delay Tenant's ability to obtain all permits necessary to enable Landlord to commence Landlord's Work in the Premises on December 19, 1996 in the condition specified in the last sentence of Section 6.d. above and do not otherwise affect Landlord's ability to perform its work in the Premises thereafter shall not accelerate the Lease Commencement Date.

    c. Delays of any nature resulting from Tenant's decision to use any materials, finishes or installations other than Building standard materials.

    d. Tenant's changes in the Space Plans, Working Drawings or other plans and specifications after the approval thereof by Tenant.

    e. Delays in construction of the base building work, Landlord's Work and/or the Data Center Improvements as a result of Tenant's failure to approve written estimates in accordance with Section 4.

    f. Delays in Tenant obtaining any necessary governmental approvals or permits for Tenant's intended use of the Premises.

8.  FURNITURE AND TELEPHONE SYSTEM.

    Subject to Section 4.f. above, Tenant acknowledges and agrees that Tenant is solely responsible, both as to performance and payment of costs, for "Tenant's Work", which includes designing and constructing the Data Center as provided above, obtaining, delivering and installing on the Premises all necessary or desired telephone equipment, telephone cabling, telephone service, business equipment, freestanding furniture, art work

                                        EXHIBIT C,
                                        ----------
                                         Page 6
    and other similar items, and that Landlord shall have no responsibility whatsoever with regard thereto. Tenant further acknowledges and agrees that neither the Lease Commencement Date of the Lease nor the payment of rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items. Installation of all telephone, computer and other electronic wires and cables within the Premises and within the common ducts and shafts of the Building is subject to Landlord's prior approval and shall be performed in accordance with Landlord's reasonable rules and regulations.

9.  FAILURE OF TENANT TO COMPLY.

    Any failure of Tenant to comply with any of the provisions contained in this EXHIBIT C, within the times for compliance set forth herein or in the Work Schedule, shall be deemed a default pursuant to the Lease. In addition to the remedies provided to Landlord in this EXHIBIT C, upon the occurrence of such a default by Tenant, Landlord shall have all remedies available at law or equity to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those set forth in Section XX. DEFAULT and Section XXIV. ATTORNEYS' FEES of the Lease.

10. AUTHORIZED APPROVALS.

    All approvals required pursuant to the terms of this Work Letter or requests for changes and modifications to the Space Plans, Working Drawings or any other matter relating to the construction of the Tenant Improvements shall be deemed given for Tenant if approved or requested in writing by Ken Washburn, Tenant's Construction Representative, and for Landlord if approved or requested in writing by John Monahan, Landlord's Construction Representative.

11. DESTRUCTION.

    If at any time prior to the completion of the Tenant Improvements a casualty occurs resulting in any damage or destruction of the partially completed Tenant Improvements or the Premises or Building, the terms and conditions of Section XVIII. DAMAGE AND DESTRUCTION of the Lease shall govern the rights and obligations of the parties.





                                     EXHIBIT C,
                                     ----------
                                      Page 7

                                               EXHIBIT C-1




                                                  [CHART]







                                              EXHIBIT C-1,
                                              ------------
                                                Page 2

                                              EXHIBIT C-1


                                                [CHART]




                                              EXHIBIT C-1,
                                              ------------
                                                Page 1

                                               EXHIBIT D

                                             RENT SCHEDULE

                                  Monthly Rental Rate                Monthly
                                  (per sq. ft. of                    Rental
Months                            Rentable Area)                     Payable
------                            --------------                     -------

1-60                                      $1.20                      $66,000.00
61-120                                    $1.40                      $77,000.00

The term "Rentable Area" as used in the Lease shall be determined in accordance with BOMA standards. For purposes of establishing the Monthly Rental, the Rentable Area of the Premises is deemed to be as set forth in
Section 1.E. above, and the Rentable Area of the Building is deemed to be 110,419 square feet. Prior to the Lease Commencement Date, and from time to time thereafter at Landlord's option, Landlord's architect shall determine and certify in writing to Tenant and Landlord the actual Rentable Area of the Premises and the Building, respectively, in accordance with the foregoing. Within five (5) days after receipt of Landlord's architect's calculation of the Rentable Area of the Premises, Building and/or Project, Tenant may, by written notice, protest Landlord's architect's determination. Landlord will provide to Tenant's architect reasonable back-up for its measurement of the areas objected to. In the event that, upon reviewing the back-up so provided by Landlord, Tenant disagrees with the measurements by Landlord's architect, Tenant may so notify Landlord. If Landlord agrees with the findings of Tenant, then an appropriate adjustment shall be made. In the event that there is a disagreement, then Landlord's architect and Tenant's architect shall select an architect who is an AIA member, who shall determine the Rentable Area(s) in dispute, which determination shall be binding upon Landlord and Tenant. Thereupon the Monthly Rental, Tenant's Proportionate Share, the Tenant Allowance and the Security Deposit shall be adjusted accordingly. Tenant shall, within ten (10) days after such determination, deliver to Landlord any additional Monthly Rental due as a result of such adjustment and shall deposit with Landlord, as an additional cash Security deposit, and amount equal to the increase, if any, in the Security Deposit effected thereby. If, as a result of such remeasurement, the Rentable Area is decreased, Landlord shall apply any overpayment of Monthly Rental against the next Monthly Rental coming due hereunder.



                                         EXHIBIT D,
                                         ----------
                                          Page 1

                                 EXHIBIT E

                          RULES AND REGULATIONS

                 ATTACHED TO AND MADE A PART OF THE LEASE

The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling. Landlord shall have the right to waive one or more rules for the benefit of a particular tenant in Landlord's reasonable discretion.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales (other than electronic or mail order sales) in or from the Premises, or any business other than that specifically provided for in the Lease. The foregoing shall not apply to sales of internet services, to incidental, occasional sales of promotional retail products associated with Tenant's business to invitees of Tenant whose presence at the Premises is not for the primary purpose of purchasing promotional retail products associated with Tenant's business to employees of Tenant at the Premises. There shall be no solicitation by Tenant of other tenants or occupants of the Building.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of the Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any


                                EXHIBIT E,
                                  Page 1
        breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority. Tenant shall not bring into, or permit or suffer in, the Building or the Project, any weapons or firearms of any kind. Landlord shall have the right, in order to conduct such fire drills as may be required by applicable governmental authorities and/or insurance requirements, and in all other situations where Landlord reasonably deems the same necessary to avoid property damage and/or personal injury, to cause tenants and/or occupants of the Project to vacate the same for such period as is required or reasonably necessary, and Tenant shall cause its employees, agents, contractors and invitees to cooperate in connection therewith.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Except as provided in the Lease, Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer

                                EXHIBIT E,
                                  Page 2
        the Premises to be occupied or used in a manner offensive
        or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, firearms or birds be kept in or about the Building. The Building is a non-smoking building. Smoking or carrying lighted cigars or cigarettes in any buildings located in the Project, including the Building and the elevators of the Building, is prohibited.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. Unless Tenant occupies the entire Building, if Tenant desires telephone connections, Landlord will direct electricians as to where and how the wires are to be introduced. Unless Tenant occupies the entire Building, no boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 7:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or

                                EXHIBIT E,
                                  Page 3
        carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock, Landlord shall have the right to impose a charge for each key issued and for rekeying any lock or bolt on any door of the Premises.

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service without Landlord's prior written consent.

21. No shopping cart or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord.

                                EXHIBIT E,
                                  Page 4

                                   EXHIBIT F

                      AMENDMENT OF LEASE COMMENCEMENT DATE

In connection with that certain Office Lease dated             between The
Mutual Life Insurance Company of New York, as Landlord, and EarthLink
Network, Inc., as Tenant concerning the Premises located at                ,
Landlord and Tenant hereby agree as follows:

1.  The Lease Commencement Date stated in Section I. of the Office Lease is
amended to be            , 19   , and the Expiration Date stated in Section I.
is amended to be              , 19  .

2. Landlord has satisfactorily complied with all requirements and conditions precedent to the commencement of the Term as specified in the Office Lease.

3. The Premises covered by the Office Lease and the tenant improvements therein have been fully completed as required, are in good condition, are ready for occupancy and have been accepted by Tenant.

4.  Tenant has or shall commence paying Monthly Rental pursuant to the Office
Lease on            , 19  .

Dated effective this     day of              , 199  .


"TENANT"                                       "LANDLORD"

EARTHLINK NETWORK, INC.,  a                    THE MUTUAL LIFE INSURANCE
                corporation                    COMPANY OF NEW YORK, a New York
----------------                               corporation

By:
   ------------------------                    By:
                                                  ----------------------------
Name:
     ----------------------                       Stuart J. Simon,
Title:                                            Senior Vice President,
      ---------------------                       ARES Realty Capital, Inc.
                                                  Authorized Signatory


                                   [SAMPLE]


                                   EXHIBIT F

                                   EXHIBIT G

                              JANITORIAL SERVICES


OFFICE AREAS

Janitorial personnel will report to building management any breakage of Tenant's or Building property regardless of its nature. It will be the responsibility of the Janitorial Services contractor to enforce this. Landlord shall be responsible for the cost of all cleaning materials and for the cost of supplies for restocking, including without limitation all restroom supplies, all of which costs shall be included in Common Operating Costs.


DAILY

1. Empty all waste containers and remove to designated disposal areas. Replace liners as necessary.

2.  Thoroughly vacuum all carpeted areas.

3. Dust and wipe clean exposed areas on desks, counter tops, filing cabinets, office furniture, telephones, window ledges, and other horizontal surfaces with chemically treated cloths. Light feather dusting on areas that have items or paper work left on desk.

4.  Spot clean both sides of glass doors, sidelights and all interior glass.

5.  Sweep and/or spot damp mop all floors.

6. Remove spots and fingerprints on walls around doors, and by light switches. Polish door hardware.

7. Shut and lock all doors during the cleaning operation. Secure all suite doors and turn off lights when leaving.

8.  Remove all foreign matter from the floors (e.g., gum and tar).

9.  Empty all ash trays and damp wipe clean.

WEEKLY

1. Dust low ledges and up seven feet on high ledges, window sills and levelor blinds.

MONTHLY

1.  Vacuum upholstered furniture.

2.  Spot clean carpets.

3.  Dust levelor blinds and vertical cloth blinds.

4.  Mop, clean and buff hard surface floors. Scrub and wax all tile floors.

5.  Clean all baseboards.

6.  Wipe down both sides of suite entrance doors.

7.  Pick up chair pads, vacuum carpet thoroughly and/or wet mop and buff floor.

                                   EXHIBIT G,

QUARTERLY

1.  Strip and refinish tile floors. (Monthly, if needed.)

2.  Window cleaning (exterior and interior).

TWICE PER YEAR

1.  Clean all air supply and return grilles.

LIGHT FIXTURES

1.  Dust all light fixtures lenses, as necessary.

RESTROOMS

DAILY

1.  Remove all waste to disposal area.

2.  Wet mop ceramic tile floor with disinfectant solution, remove all stains.

3. Clean wash basins and counter tops to remove soil, stains and soap film with a non-abrasive cleaner.

4. Clean and dry polish faucets, soap dispensers, napkin machines, napkin disposal units, towel and tissue dispensers and waste receptacles with a non-abrasive cleaner.

5. Restock handsoap, towels, tissue and sanitary products. Check soap dispensers for clogging and proper operation.

6.  Wash and polish mirrors and vanity shelves.

7. Wash all surfaces of stools and urinals with disinfectant solution as well as both surfaces of stool seats.

8.  Damp wipe low ledges, sills and stall partitions.

9.  Spot clean all walls, tile and vinyl.

10. Dust and spot clean both sides of doors.

11. Report any equipment malfunctions to building management.

MONTHLY

1.  Wash stall partitioning with disinfectant solution.

2.  Wash air supply and return grilles.

3.  Machine scrub ceramic tile floors.

4.  Thoroughly spot clean all tile walls and ceilings - on call, as needed.

5.  Clean all light fixtures - on call - as needed.

                                   EXHIBIT G,

                    ENTRANCE LOBBY, CORRIDORS, AND PUBLIC AREAS

DAILY

1.  Sweep and spot clean lobby floors.

2.  Vacuum and spot clean carpets where applicable.

3.  Vacuum entry vestibules and walk off mats.

4.  Clean directory board glass as necessary and dust frame.

5.  Clean and polish drinking fountains using a non-abrasive polish.

6.  Empty, strain sand, replenish when required and clean cigarette urns.

7. Clean lobby door frames sidelights, frames and polish with non-abrasive product. Spot clean both sides of all glass.

8.  Clean and polish entry door thresholds.

9.  Clean elevator call buttons.

10. Properly treat granite floor in lobby area.

11. Dust corridor and stairwell doors and frames, base along corridors and remove all finger smudges from doors and door frames.

WEEKLY

1.  Clean window sills.

MONTHLY

1.  Clean Base, removing scuff marks.

2.  Clean air supply and return grilles.

TWICE PER YEAR

1.  Dust corridor and lobby walls, full height.

2.  Wash exit lights.

ELEVATORS

DAILY

1. Wash and dry polish both sides of doors to remove dust, hand prints, and stains, using non-abrasive cleaner.

2.  Vacuum and spot clean carpet.

3.  Dust ceiling panels and high ledges.

                                   EXHIBIT G,

4.  Vacuum elevator door tracks.

5.  Damp wipe and dry polish control panel.

6.  Elevator door tracks cleaned and polished.

WEEKLY

1.  Shampoo floor coverings, as necessary.

STAIRWELLS AND LANDINGS

DAILY

1.  Sweep and vacuum stairs and landings.

2.  Dust handrails and ledges.

                                   EXHIBIT G,

                                   EXHIBIT H
                                   ---------

                             INTENTIONALLY DELETED
















                                   EXHIBIT H,
                                   ----------
                                     Page 1

                                   EXHIBIT I
                                   ---------

                           FORM OF LETTER OF CREDIT


                              ______________ BANK
              P.O. BOX _____, __________, __________, __________


CABLE ADDRESS:__________                                  TELEX NO. __________
SWIFT:_______

IRREVOCABLE TRANSFERRABLE STANDBY LETTER OF CREDIT NO. _______________________
                                                     Date:______________, 19__
                                                   Place of Issue:____________
                                          Date of Expiration:___________, 19__

Beneficiary:

The Mutual Life Insurance Company
 of New York
19712 Mac Arthur, Suite 200
Irvine, California 92715
Attention: Vice President - Real Estate

Gentlemen:

We hereby establish our irrevocable Letter of Credit No.__________ in your favor for account of ____________________ ("Applicant") up to an aggregate amount of __________________________ Dollars (US$________) available by your drafts on us at sight to be accompanied by Beneficiary's signed statement that it is entitled to draw hereunder.

This letter of credit is transferrable and Beneficiary may transfer its interest herein to any transferee of Beneficiary's interest in that certain Lease dated ________________, 19__, between Beneficiary and Applicant.

Drafts must be presented to ________________ Bank not later than ____________, 19__.

The address for presentation of drafts and accompanying documents shall be:

                                      _____________________________ Bank
                                      __________________________________
                                      __________________________________
                                      Attention: _______________________

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No.
400. We hereby agree with the drawers, endorsers and bona fide holders of the drafts under and in compliance with the terms of this credit that these drafts will be duly honored by the above drawee. All drafts must be marked:
"Drawn under _____________________ Bank, Credit No. ________________."

                                             Very truly yours,



                                             __________________________
                                             Authorized Signature



                                   EXHIBIT I,
                                   ----------
                                     Page 1

                                   EXHIBIT J

Recording Requested by
and When Recorded Mail to:

[_________________________]
[_________________________]
[_________________________]
Attention: [______________]


______________________________________________________________________________
                   (Space above this line for Recorder's use)

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
                 (_____________________ / Loan No. ___________)


NOTICE; THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE SECURITY INTEREST IN THE PROPERTY CREATED BY SOME OTHER OR LATER INSTRUMENT.

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made this ____ day of ___________________, 19__, by and between ___________
____________________, a ______________________ ("Lessor"), and _______________
______________, a __________________________ ("Lessee"), the lessee under the lease hereinafter described, in favor of _________________________________, a _______________________ ("Beneficiary"), the owner and holder of the Deed of Trust and Note hereinafter described and the lessor under a ground lease between Lessor as Tenant and Beneficiary as Landlord.

                             W I T N E S S E T H:
                             --------------------

WHEREAS, Lessor has entered into or is about to execute a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing in favor of Beneficiary and naming therein __________________________, Trustee (the "Deed of Trust"), covering certain real property (the "Property") located in the City of _____________________, County of ____________, State of ____________,
more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference. The Deed of Trust will secure the obligations of Lessor to Beneficiary pursuant to that certain promissory note (the "Note") in the principal sum of _______________________ Dollars ($________) dated (or to be dated) of even date with the Deed of Trust, payable to Beneficiary or order, which Deed of Trust has been or will be recorded in the Official Records of said County; and

WHEREAS, Lessor and Lessee have entered into a lease dated as of _______________, 19__ (the "Lease"), covering a portion of the building located on the Property, for the term and upon the terms and conditions therein set forth; and,

WHEREAS, for the purpose of completing the loan financing to be provided to Lessor by Beneficiary with respect to the Property and improvements thereon, the parties hereto desire to expressly subordinate the Lease and all rights and interests of Lessee thereunder to the lien of the Deed of Trust (as the same may hereafter be amended), it being a condition precedent to the consummation of said loan financing that the lien of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease; and,

WHEREAS, it is to the mutual benefit of all of the parties hereto that Beneficiary make said loan to Lessor.


                                   EXHIBIT J,
                                   ----------
                                     Page 1

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual benefits to accrue to the parties hereto, and in order to induce Beneficiary to make the loan hereinabove referred to, it is hereby declared, understood and agreed as follows:

     1. Lessor and Lessee declare and acknowledge that each hereby intentionally waives, relinquishes and subordinates the priority and superiority of the Lease, the leasehold interests and estates created thereby, and the rights, privileges and powers of the Lessee and Lessor thereunder, including without limitation any purchase options, rights of first refusal, rights to any condemnation awards and similar rights or interests of the Lessee under said Lease, in favor of the Deed of Trust (and any and all modifications of the same or replacements therefor entered into after the date hereof), and that each understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, Beneficiary is making the loan referred to hereinabove, which would not be made but in said reliance upon, and in consideration of, this waiver, relinquishment and subordination.

     2. It is expressly understood and agreed that this Agreement and the Deed of Trust shall supersede, the provisions of the Lease, to the extent that the same are inconsistent with this Agreement or the Deed of Trust (as later modified, amended or replaced).

     3. In the event Beneficiary or any other purchaser at a foreclosure sale or sale under private power contained in the Deed of Trust succeeds to the interest of Lessor in the Property by reason of any foreclosure of the Deed of Trust or the acceptance of a deed in lieu of foreclosure, or by any other manner, it is agreed that, notwithstanding the subordination of the Lease provided for hereinabove:

         a. Lessee shall be bound to Beneficiary or such other purchaser under all of the terms, covenants and conditions of the Lease for the remaining balance of the term thereof and any extensions thereof, with the same force and effect as if Beneficiary or such other purchaser were the original lessor under such Lease, and Lessee does hereby agree to attorn to Beneficiary or such other purchaser as its lessor, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon Beneficiary or such other purchaser succeeding to the interest of Lessor in the Property.

         b. Subject to the observance and performance by Lessee of all of the terms, covenants and conditions of the Lease on the part of the Lessee to be observed and performed, and provided that Lessee is then in possession of the leased premises, Beneficiary or such other purchaser shall recognize the leasehold estate of Lessee under all of the terms, covenants and conditions of the Lease for the remaining balance of the term or extension thereof with the same force and effect as if Beneficiary or such other purchaser were the original lessor under the Lease; provided, however, that Beneficiary or such other purchaser shall not be (i) liable for any act or omission of any prior lessor (including Lessor), (ii) obligated to cure any defaults of any prior lessor (including Lessor) under the Lease which occurred prior to the time that Beneficiary or such other purchaser succeeded to the interest of Lessor in the Property, (iii) subject to any offsets or defenses which Lessee may be entitled to assert against any prior lessor (including Lessor), (iv) bound by any payment of rent or additional rent by Lessee to any prior lessor (including Lessor) for more than two (2) months in advance, (v) bound by any amendment or modification of the Lease made without the prior written consent of Beneficiary or such other purchaser, (vi) liable or responsible for or with


                                   EXHIBIT J,
                                   ----------
                                     Page 2
             respect to the retention, application and/or return to Lessee of any security deposit paid to any prior lessor (including
             Lessor), unless and until Beneficiary or such other purchaser has actually received for its own account as lessor the full amount of such security deposit or (vii) liable to Lessee or its respective successors or assigns for any damages, monetary judgments, or other judicial, quasi-judicial, arbitration, administrative or other awards arising out of or in connection with ownership of the Property by Beneficiary or such other purchaser, in excess of the interest in the Property held by Beneficiary or such other purchaser (it being understood that no other property or assets of Beneficiary or its successors or assigns shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any claim, award, judgment, injunction or decree, and that in no event shall Beneficiary or its successors or assigns be responsible for any consequential damages incurred by Lessee or its employees, agents, contractors, invitees, successors or assigns, or
             (viii) bound by any right of Lessee under the Lease to terminate the Lease, except in the event of damage or destruction and/or eminent domain; provided further that any right of first refusal, or option in favor of Lessee under the Lease to purchase any interest in the Property, shall not apply (A) to the foreclosure by Beneficiary of the Deed of Trust in connection with which Beneficiary or a third party acquires title to the Property, (B) to a sale of the Property to Beneficiary or a third party in lieu of such foreclosure or (C) to a sale of the Property or any portion thereof by Beneficiary to a third party following foreclosure of the Deed of Trust or sale in lieu thereof, in which Beneficiary acquired title to the Property; and provided finally that the Lease shall be subject to the rights of Beneficiary under the Deed of Trust with respect to insurance and condemnation proceeds relating to the Property.

     4. Lessee hereby agrees that it will not exercise any right granted it under the Lease, or which it might otherwise have under applicable law, to terminate the Lease or perform any obligations of Lessor under the Lease for Lessor's account because of a default of Lessor thereunder or the occurrence of any other event without first giving to Beneficiary prior written notice of Lessee's intent so to terminate or perform, which notice shall include a statement of the default or event on which such intent to terminate or perform is based. Thereafter, Lessee shall not take any action to terminate the Lease or so perform if Beneficiary: (i) within sixty (60) days after service of such written notice on Beneficiary by Lessee of its intention so to terminate the Lease or perform, shall cure such default or event, if the same can be cured by the payment or expenditure of money; or (ii) shall diligently take action to obtain possession of the leased premises (including possession by receiver and/or foreclosure) and to cure such default or event in the case of a default or event which cannot be cured unless and until the Beneficiary has obtained possession.

     5. Subject to paragraph 4 above, Lessor and Lessee hereby agree not to terminate, modify or amend the Lease, or any of the terms thereof, without the prior written consent of Beneficiary, and further agree that any attempted termination, modification or amendment of the Lease without prior written consent of Beneficiary shall be null and void.

     6. For the purposes of facilitating Beneficiary's right hereunder, Beneficiary shall have, and for such purposes is hereby granted by Lessee and Lessor, the right to enter upon the Property and any improvements thereon for the purpose of effecting any cure provided for herein and for the purpose of inspecting the Property and the improvements thereon and showing the same to prospective bidders and their agents and employees in connection with a pending judicial or non-judicial foreclosure sale.


                                   EXHIBIT J,
                                   ----------
                                     Page 3

     7. Lessee hereby agrees to give to Beneficiary, concurrently with the giving of any notice of any nature given by Lessee to the Lessor under the Lease, a copy of such notice by mailing the same to Beneficiary in the manner set forth hereinbelow, and no such notice given to the Lessor which is not at or about the same time also given to Beneficiary shall be valid or effective against Beneficiary for any purpose. Cure rights and other rights provided to Beneficiary herein shall run from the date of Beneficiary's receipt of such notice from Lessee (without regard to the date upon which Lessee delivers notice to Lessor).

         For purposes of any notices to be given to Beneficiary hereunder, the same shall be sent by U.S. certified mail, return receipt requested, postage prepaid, to Beneficiary at the following address:

         [Address]

         or to such other address as Beneficiary may hereafter notify
         Lessee in writing by notice sent to Lessee as aforesaid at Lessee's address at the Property, or such other address as Beneficiary may hereafter be advised of in writing by notice sent to Beneficiary as aforesaid.

     8. The agreements contained herein shall run with the land and shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors and assigns of the parties hereto.

     9. Lessee, by the execution of this Agreement, acknowledges: (i) that Lessor has collaterally assigned or is about to collaterally assign to Beneficiary all of Lessor's right, title and interest in and to the Lease pursuant to an Assignment of Lessor's Interest (the "Assignment"); (ii) that under the terms of the Assignment, until the
         Note is paid in full, Lessor may not without the prior written consent of Beneficiary agree to any modification or termination of the Lease, accept the surrender of the Lease, collect any rent in advance of the due date specified in the Lease, collect any lease termination payments, exercise any right of election which would have an adverse effect upon the Lease or consent to any assignment or further subordination of Lessee's interest in the Lease; and (iii) that in the event of a default of any of the terms and conditions of the Note or any documents executed in connection therewith, Beneficiary has the right to collect the rental, lease termination and other payments due under the Lease in partial satisfaction of the Note. Unless and until Beneficiary notifies Lessee in writing of such a default (at which time all payments are to be made as the notice directs), all payments called for by the Lease are to be made as required by the Lease. Lessee acknowledges that the Lease has been assigned as security for the repayment of the Note only and no duty, liability, or obligation whatsoever under said Lease, solely by virtue of the Assignment, is assumed by Beneficiary.

    10. Lessee shall, promptly upon written request of Beneficiary, execute, cause to be acknowledged and deliver to Beneficiary any and all documents which are required by Beneficiary to further carry out the provisions of this Agreement, or the provisions of the Lease, including without limitation, execution, acknowledgement and delivery of a new subordination, nondisturbance and attornment agreement, or a new lease, on the terms of such Lease, and as described herein, in the event this Agreement or the Lease, is deemed ineffective, following a foreclosure of the Deed of Trust, or an exercise of the power of sale thereunder, or for any other reason.

    11. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument.


                                   EXHIBIT J,
                                   ----------
                                     Page 4

    12. This Agreement, including EXHIBIT A incorporated herein by this reference: (i) integrates all the terms and conditions mentioned in or incidental to this Agreement; (ii) supersedes all oral negotiations and prior and other writings with respect to its subject matter; and
         (iii) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written.


LESSOR:                                 ______________________________________
                                        _____________________ a ______________



                                        By: __________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                        By: __________________________________
                                          Name: ______________________________
                                          Title: _____________________________



LESSEE:                                 ______________________________________
                                        _____________________ a ______________



                                        By: __________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                        By: __________________________________
                                          Name: ______________________________
                                          Title: _____________________________



BENEFICIARY:                            ______________________________________
                                        _____________________ a ______________



                                        By: __________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                   EXHIBIT J,
                                   ----------
                                     Page 5